                                                                    EXHIBIT 10.M
              GFC FINANCIAL CORPORATION CAPITAL ACCUMULATION PLAN
                                     INDEX


Article                                                      Description                                                   Page
- -------                                                      -----------                                                   ----
I                Purpose
                 -------

                 1.1      Establishment of the Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       I-1

II               Definitions and Construction
                 ----------------------------

                 2.1      Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      II-1

                 Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      II-1
                 Actual Deferral Percentages  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      II-1
                 Adoption Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      II-2
                 Affiliate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      II-2
                 Aggregate Limit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      II-2
                 Annual Additions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      II-2
                 Authorized Leave of Absence  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      II-3
                 Average Contribution Percentage  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      II-3
                 Beneficiary  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      II-3
                 CODA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      II-4
                 Code . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      II-4
                 Committee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      II-4
                 Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      II-4
                 Contribution Percentage  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      II-5
                 Contribution Percentage Amounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      II-5
                 Dial Corp Stock Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      II-6
                 Disability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      II-6
                 Elective Deferrals . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      II-6
                 Eligible Employee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      II-7
                 Eligible Participant . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      II-7
                 Employee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      II-7
                 Employee Contribution  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      II-7
                 Employee Contribution Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      II-7
                 Employer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      II-8
                 Employer Contribution Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      II-8
                 Employer Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      II-8
                 Excess Aggregate Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      II-8
                 Excess Contribution  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      II-9
                 Excess Elective Deferrals  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     II-10
                 Effective Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     II-10
                 Entry Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     II-10
                 ERISA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     II-10
                 Family Member  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     II-10
                 Fiduciaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     II-10
                 Highly Compensated Employee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     II-11
                 Income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     II-13
                 Investment Fund(s) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     II-13
                 Matching Contribution  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     II-13
                 Participant  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     II-13
                 Participation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     II-13
                 Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     II-13
                 Qualified Matching Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     II-14
                 Qualified Non-elective Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     II-14

                 Salary Reduction Contribution Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     II-14
                 Special Valuation Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     II-14
                 Trust (or Trust Fund)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     II-14
                 Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     II-14
                 Valuation Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     II-15
                 Vested Rollover Contribution Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     II-15
                 Year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     II-15

                 2.2      Construction  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     II-15
                          ------------

III              Participation
                 -------------

                 3.1      Participation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     III-1
                 3.3      Transfers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     III-2
                 3.4      Suspension  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     III-2

IV               Contributions
                 -------------

                 4.1      Employer Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      IV-1
                 4.2      Code Section 401(k) Salary Reduction  . . . . . . . . . . . . . . . . . . . . . . . . . . .      IV-1
                 4.3      Employee Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      IV-5
                 4.4      After-Tax Salary Deduction  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      IV-5
                 4.5      Rollover Amount From Other Plans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      IV-6

V                Allocations to Participant's Account
                 ------------------------------------

                 5.1      Individual Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       V-1
                 5.2      Account Adjustments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       V-1
                 5.3      Actual Deferral Percentage Test . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       V-3
                 5.4      Average Contribution Percentage Test  . . . . . . . . . . . . . . . . . . . . . . . . . . .       V-6
                 5.5      Distribution of Excess Aggregate Contributions  . . . . . . . . . . . . . . . . . . . . . .       V-9
                 5.6      Distribution of Excess Elective Deferrals . . . . . . . . . . . . . . . . . . . . . . . . .      V-10
                 5.7      Distribution of Excess Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . .      V-12
                 5.8      Recharacterization  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      V-13
                 5.9      Maximum Additions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      V-14
                 5.10     Recognition of Different Investment Funds . . . . . . . . . . . . . . . . . . . . . . . . .      V-17
                 5.11     Top-Heavy Provisions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      V-18

VI               Benefits
                 --------

                 6.1      Entitlement to Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      VI-1
                 6.2      Death . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      VI-1
                 6.3      Payment of Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      VI-2
                 6.4      Designation of Beneficiary  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      VI-3
                 6.5      Withdrawals . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      VI-5
                 6.6      Debiting of Investment Funds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      VI-8
                 6.7      Required Distributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      VI-8
                 6.8      Distribution Requirements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      VI-8
                 6.9      Loans to Participants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     VI-10


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

VII              Investment Options, Trust Fund
                 ------------------------------

                 7.1      Investment Options  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   VII-1
                 7.2      Investment of Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   VII-2
                 7.3      Investment Transfers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   VII-2
                 7.4      Transfer of Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   VII-2
                 7.5      Trust Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   VII-3
                 7.6      Tender Offers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   VII-3
                 7.7      Voting of Employer Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   VII-4
                 7.8      Special Rules for Assets Transferred from Dial Plans  . . . . . . . . . . . . . . . . . . . .   VII-7

VIII             Administration
                 --------------

                 8.1      Allocation of Responsibility Among Fiduciaries for Plan and Trust . . . . . . . . . . . . . .  VIII-1
                 8.2      Appointment of Committee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  VIII-2
                 8.3      Claims Procedure  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  VIII-2
                 8.4      Records and Reports . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  VIII-3
                 8.5      Other Committee Powers and Duties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  VIII-3
                 8.6      Rules and Decisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  VIII-4
                 8.7      Committee Procedures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  VIII-5
                 8.8      Authorization of Benefit Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  VIII-5
                 8.9      Application and Forms for Benefits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  VIII-5
                 8.10     Facility of Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  VIII-6
                 8.11     Indemnification of the Committee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  VIII-6

IX               Miscellaneous
                 -------------

                 9.1      Nonguarantee of Employment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    IX-1
                 9.2      Rights to Trust Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    IX-1
                 9.3      Nonalienation of Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    IX-1
                 9.4      Nonforfeitability of Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    IX-2

X                Amendments and Action by Employer
                 ---------------------------------

                 10.1     Amendments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     X-1
                 10.2     Action by GFC Financial Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     X-1

XI               Successor Employer and Merger or
                 --------------------------------
                 Consolidation of Plans
                 ----------------------

                 11.1     Successor Employer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    XI-1
                 11.2     Conditions Applicable to Plan Mergers, Consolidations, or Asset Transfers . . . . . . . . . .    XI-1

XII              Plan Termination
                 ----------------

                 12.1     Right to Terminate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   XII-1
                 12.2     Partial Termination . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   XII-1
                 12.3     Liquidation of the Trust Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   XII-1

XIII             Adoption of Plan
                 ----------------

                 13.1     Adoption Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  XIII-1

               GFC FINANCIAL CORPORATION CAPITAL ACCUMULATION PLAN

                              Article I. - Purpose

     1.1 Establishment of the Plan. Effective March 18, 1992, (the "Effective Date"), the Employer adopted the "Plan" as set forth herein.

     Except as otherwise provided, the Plan provisions set forth herein are applicable only to Eligible Employees in the employ of the Company or its Affiliates on or after March 18, 1992. With respect to any Employee who has had a balance transferred directly to this Plan from the Dial Companies Capital Accumulation Plan or the U.S. Bancorp Employee Investment Plan, this Plan shall, to the full extent legally required, be treated as a continuation of the plan from which the balance was transferred and shall preserve all his legally protected valuable rights with respect to the transferred balance in accordance with Code sections 414(l) and 411(d)(6) as well as any other applicable laws.

     The GFC Financial Corporation Capital Accumulation Plan Trust, as established by trust agreement executed effective as of March 18, 1992 ("Trust") is intended to form a part of the Plan.

     The Plan and Trust are intended to meet the requirements of Sections 401(a), 401(k) and 501(a) of the Internal Revenue Code of 1986, as amended.

                   ARTICLE II. - DEFINITIONS AND CONSTRUCTION

     2.1 DEFINITIONS: Where the following words and phrases appear in this Plan, they shall have the respective meanings set forth in this Article, unless the context clearly indicates to the contrary.

     (a) Account(s): One or all of the Employee Contribution Account, Employer Contribution Account, Salary Reduction Contribution Account and Vested Rollover Contribution Account, as the case may be, and as appropriate in the context of each provision of the Plan containing such term, for each Participant.

     (b) Actual Deferral Percentage: shall mean, for a specified group of Participants for a Plan Year, the average of the ratios (calculated separately for each Participant in such group) of (1) the amount of Employer contributions actually paid over to the Trust on behalf of such Participant for the Plan Year to (2) the Participant's Compensation for such Plan Year (whether or not the Employee was a Participant for the entire Plan Year). Employer contributions on behalf of any Participant shall include: (1) any Elective Deferrals made pursuant to the Participant's deferral election, including Excess Elective Deferrals of Highly Compensated Employees, but excluding Elective Deferrals that are taken into account in the Contribution Percentage test (provided the ADP test is satisfied both with and without exclusion of these Elective Deferrals); and (2) at the election of the Employer, Qualified Non-elective Contributions and Qualified Matching Contributions. For purposes of computing Actual Deferral Percentages, an Employee who would be a

Participant but for the failure to make Elective Deferrals shall be treated as a Participant on whose behalf no Elective Deferrals are made.

     (c) Adoption Agreement: The agreement executed by each Affiliate Employer in order to adopt the Plan pursuant to the provisions of Article XIII.

     (d) Affiliate: An entity which, by reason of Code Section 414(b), 414(c), or 414(m), is treated as a single Employer with GFC Financial Corporation.

     (e) Aggregate Limit: The sum of (i) 125 percent of the greater of the ADP of the Non-highly Compensated Employees for the Plan Year or the ACP of Non-highly Compensated Employees under the plan subject to Code Section 401(m) for the Plan Year beginning with or within the Plan Year of the CODA and (ii) the lesser of 200% or two plus the lesser of such ADP or ACP. "Lesser" is substituted for "greater" in "(i)" above, and "greater" is substituted for "lesser" after "two plus the" in "(ii)" if it would result in a larger Aggregate Limit.

     (f) Annual Additions: With respect to each Year, the total of the Employer contributions allocated to a Participant's Salary Reduction Contribution Account, Employee Contribution Account and Employer Contribution Account. Amounts allocated, after March 31, 1984, to an individual medical account, as defined in Section 415(l)(2) of the Code, which is part of a pension or annuity plan maintained by the Employer are treated as Annual Additions to a defined contribution plan. Also amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits, allocated to the separate account of a key Employee, as defined in Section 419A(d)(3) of the Code, under a welfare benefit fund, as defined in Section 419(e) of the Code, maintained by the Employer are treated as Annual Additions to a defined contribution plan. For this purpose, any excess amount applied under Section 5.9(b) in the Year to reduce Employer contributions will be considered Annual Additions for such Year.

     (g) Authorized Leave of Absence: Any absence authorized by the Employer under the Employer's standard personnel practices provided that all persons under similar circumstances must be treated alike in the granting of such Authorized Leaves of Absence and provided further that the Employee returns to employment with the Employer or retires within the period of authorized absence. An absence due to service in the Armed Forces of the United States shall be considered an Authorized Leave of Absence provided that the Employee complies with all of the requirements of federal law in order to be entitled to reemployment and provided further that the Employee returns to employment with the Employer within the period provided by such law.

     (h) Average Contribution Percentage: The average of the Contribution Percentages of the Eligible Participants in a group.

     (i) Beneficiary: A person or persons (natural or otherwise) designated by a Participant in accordance with the provisions of Section 6.4 to receive any death benefit payable under this Plan.

     (j) CODA: A cash or deferred arrangement as described in Section 401(k) of the Code.

     (k) Code: The Internal Revenue Code of 1986, as amended.

     (l) Committee: The persons appointed pursuant to Article VIII to assist the GFC Financial Corporation in the administration of the Plan in accordance with said Article.

     (m) Compensation: Subject to the other provisions of the Plan and except as defined in the Adoption Agreement of an Employer in accordance with Article XIII, hereof, the total of all amounts paid to a Participant by the Employer for personal services as would be reported on the Participant's Federal Income Tax Withholding Statement (Form W-2) had Participant not been a Participant under the Plan or any Plan sponsored by the Employer which is qualified under Sections 125 or 129 of the Code and excluding fringe benefits, overtime, bonuses and any benefits paid under this Plan. For purposes of allocating the Employer's contribution for the Year in which a Participant begins or resumes Participation, Compensation allocable to time periods before his or her Participation began or resumed shall be disregarded.

The annual Compensation of each Participant taken into account under the Plan for any year shall not exceed $200,000, as adjusted by the Secretary of Treasury at the same time and in the same manner as under Section 415(d) of the Code. If, as a result of the application of such rules the adjusted $200,000 limitation is exceeded, then the limitation shall be prorated among affected individuals in proportion to each such individual's

Compensation as determined under this Section prior to the application of this limitation. In determining the Compensation of a Participant for purposes of this limitation, the rules of Section 414(q)(6) of the Code shall apply, except in applying such rules, the term "Family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the year.

     (n) Contribution Percentage: The ratio (expressed as a percentage) of the Participant's Contribution Percentage Amounts to the Participant's Compensation for the Plan Year (whether or not the Employee was a Participant for the entire Plan Year).

     (o) Contribution Percentage Amounts: The sum of the Employee Contributions, Matching Contributions, and Qualified Matching Contributions (to the extent not taken into account for purposes of the ADP test) made under the plan on behalf of the Participant for the Plan Year. Such Contribution Percentage Amounts shall include forfeitures of Excess Aggregate Contributions or Matching Contributions allocated to the Participant's account which shall be taken into account in the year in which such forfeiture is allocated. The Employer may include Qualified Non-elective Contributions in the Contribution Percentage Amounts. The Employer also may elect to use Elective Deferrals in the Contribution Percentage Amounts so long as the ADP test is met before the Elective Deferrals are used in the ACP test and continues to be met following the exclusion of those Elective Deferrals that are used to meet the ACP test.

     (p) Dial Corp Stock Account: The account maintained pursuant to Section 7.1, hereof, to record for a Participant his or her shares of common stock of The Dial Corp transferred to the Plan as of March 18, 1992 from the Dial Companies Capital Accumulation Plan.

     (q) Disability: A physical or mental condition which, in the sole judgement of the Committee, based upon medical reports and other evidence satisfactory to the Committee, permanently prevents an Employee from satisfactorily performing his or her usual duties for the Employer and the duties of any other position or job for the Employer for which such Employee is qualified by reason of his or her training, education or experience.

     (r) Elective Deferrals: Any Employer contributions made to the plan at the election of the Participant, in lieu of cash compensation, and shall include contributions made pursuant to a salary reduction agreement or other deferral mechanism. With respect to any taxable year, a Participant's Elective Deferral is the sum of all Employer contributions made on behalf of such Participant pursuant to an election to defer under any qualified CODA as described in
Section 401(k) of the Code, any simplified Employee pension cash or deferred arrangement as described in 402(h)(1)(B), any eligible deferred compensation plan under Section 457, any plan as described under Section 501(c)(18), and any Employer contributions made on the behalf of a Participant for the purchase of an annuity contract under Section 403(b) pursuant to a salary reduction agreement.

     (s) Eligible Employee: Any Employee whose customary employment is for not less than 1000 hours of service (as defined in Section 3.1) per year and for a regular fixed compensation, except an Employee who is covered by a collective bargaining agreement.

     (t) Eligible Participant: Any Employee who is eligible to make an Employee Contribution, or an Elective Deferral (if the Employer takes such contributions into account in the calculation of the Contribution Percentage), or to receive a Matching Contribution (including forfeitures) or a Qualified Matching Contribution. If an Employee Contribution is required as a condition of participation in the plan, any Employee who would be a Participant in the plan if such Employee made such a contribution shall be treated as an Eligible Participant on behalf of whom no Employee Contributions are made.

     (u) Employee: Any person who is actively employed by an Employer or an Affiliate.

     (v) Employee Contribution: Any contribution made to the Plan by or on behalf of a Participant that is included in the Participant's gross income in the year in which made and that is maintained under a separate account to which earnings and losses are allocated.

     (w) Employee Contribution Account: The account maintained pursuant to
Section 4.3, hereof, to record for a Participant his or her after-tax contributions and adjustments relating thereto.

     (x) Employer: GFC Financial Corporation, or any Affiliate that has adopted the Plan.

     (y) Employer Contribution Account: The account maintained pursuant to
Section 4.1(b), hereof, to record for a Participant his or her share of the contributions of the Employer, if any, and adjustments relating thereto.

     (z) Employer Stock: The common stock, $0.01 par value, of GFC Financial Corporation.

     (aa) Excess Aggregate Contributions: Shall mean, with respect to any Plan Year, the excess of:

(1) The aggregate Contribution Percentage Amounts taken into account in computing the numerator of the Contribution Percentage actually made on behalf of Highly Compensated Employees for such Plan Year, over

(2) The maximum Contribution Percentage Amounts permitted by the ACP test (determined by reducing contributions made on behalf of Highly Compensated Employees in order of their Contribution Percentages beginning with the highest of such percentages).

Such determination shall be made after first determining Excess Elective Deferrals and then determining Excess Contributions.

In computing the Average Contribution Percentage, the Employer shall take into account, and include as Contribution Percentage Amounts Elective

Deferrals, and Qualified Non-elective Contributions under this plan or any other plan of the Employer, as provided by regulations.

Forfeitures of Excess Aggregate Contributions shall be:

(1) Applied to reduce Employer contributions for the Plan Year in which the excess arose, but allocated as in (2), below, to the extent the excess exceeds Employer contributions or the Employer has already contributed for such Plan Year.

(2) Allocated, after all other forfeitures under the plan, to the Matching Contribution account of each Non-highly Compensated Participant who made Elective Deferrals or Employee Contributions in the ratio which each such Participant's Compensation for the Plan Year bears to the total Compensation of all such Participants for such Plan Year.

The Employer may elect to make Qualified Non-elective Contributions under the plan on behalf of Employees.

     (bb) Excess Contribution: Shall mean, with respect to any Plan Year, the excess of:

(1) The aggregate amount of Employer contributions actually taken into account in computing the ADP of Highly Compensated Employees for such Plan Year over

(2) The maximum amount of such contributions permitted by the ADP test (determined by reducing contributions made on behalf of Highly Compensated

Employees in order of the ADPs, beginning with the highest of such percentages).

     (cc) Excess Elective Deferrals: shall mean those Elective Deferrals that are includible in a Participant's gross income under Section 402(g) of the Code to the extent such Participant's Elective Deferrals for a taxable year exceed the dollar limitation under such Code section. Excess Elective Deferrals shall be treated as annual additions under the plan.

     (dd) Effective Date: March 18, 1992, the date on which the provisions of this Plan became effective, or with respect to an Affiliate who adopts the Plan on a later date, the date set forth in the Adoption Agreement.

     (ee) Entry Date: The first day of each calendar month.

     (ff) ERISA: Public Law No. 93-406, the Employee Retirement Income Security Act of 1974, as amended.

     (gg) Family Member: A member of the Employee's family as defined in Section 414(q)(6) of the Code.

     (hh) Fiduciaries: The Committee and the Trustee, but only with respect to the specific responsibilities of each for Plan and Trust administration, all as described in Section 8.1, and, to the extent required by Section 7.7, each Participant, Beneficiary or Alternate Payee (within the meaning of section 414(p) of the Code).

     (ii) Highly Compensated Employee: Includes active Highly Compensated Employees and former Highly Compensated Employees. An active Highly Compensated Employee includes any Employee who performs service for the Employer during the determination year and who during the look-back year: (i) received compensation from the Employer in excess of $75,000 as adjusted pursuant to Section 415(d) of the Code); (ii) received compensation from the Employer in excess of $50,000 (as adjusted pursuant to Section 415(d) of the Code) and was a member of the top-paid group for such year; or (iii) was an officer of the Employer and received compensation during such year that is greater than 50% of the dollar limitation in effect under Section 415(b)(1)(A) of the Code. The term Highly Compensated Employee also includes: (i) Employees who are both described in the preceding sentence if the term "determination year" is substituted for the term "look-back year" and the Employee is one of the 100 Employees who receive the most compensation from the Employer during the determination year; and (ii) Employees who are 5-percent owners at any time during the look-back year or determination year. If no officer has satisfied the compensation requirements of
(iii) above during either a determination year or look-back year, the highest paid officer for such year shall be treated as a Highly Compensated Employee. For this purpose, the determination year shall be the Plan Year. The look-back year shall be the twelve-month period immediately preceding the determination year. A former Highly Compensated Employee includes any Employee who separated from service (or was deemed to have separated) prior to the determination year, performs no service for the Employer during the determination year, and was an active Highly Compensated Employee for either the separation year or any determination year ending on or after the Employee's 55th birthday.

If an Employee is, during a determination year or look-back year, a Family Member of either a 5-percent owner who is an active or former Employee or a Highly Compensated Employee who is one of the 10 most Highly Compensated Employees ranked on the basis of compensation paid by the Employer during such year, then the Family Member and the 5-percent owner or top ten Highly Compensated Employee shall be aggregated. In such case, the Family Member and 5-percent owner or top ten Highly Compensated Employee shall be treated as a single Employee receiving compensation and Plan contributions or benefits equal to the sum of such compensation and contributions or benefits of the Family Member and 5-percent owner or top ten Highly Compensated Employee. For purposes of this Section, Family member includes the spouse, lineal ascendants and descendants of the Employee or former Employee and the spouses of such lineal ascendants and descendants.

The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of Employees in the top-paid group, the top 100 Employees, the number of Employees treated as officers and the compensation that is considered, will be made in accordance with Section 414(q) of the Code and the regulations thereunder.

The Employer may elect to use the calendar year to determine whether an Employee is a Highly Compensated Employee in the look-back year (as defined in Treasury Regulations under Section 414(q) of the Code) calculation. The calendar year used will be the calendar year ending with or within the determination year (as defined in the regulations under Section 414(q) of the Code). The determination year shall be the months (if any) in the current Plan Year which follow the end of the calendar year look back year. If the Employer elects to make the calendar year calculation election with respect to any plan, entity or arrangement, such election must apply with respect to all plans, entities and arrangements of the Employer.

     (jj) Income: The net gain or loss of the Trust Fund from investments, as reflected by interest payments, dividends, realized and unrealized gains and losses on securities, other investment transactions and expenses paid from the Trust Fund. In determining the Income of the Trust Fund as of any date, assets shall be valued on the basis of their fair market value.

     (kk) Investment Fund(s): The investment funds described in Section 7.1.

     (ll) Matching Contribution: An Employer contribution made to this or any other defined contribution plan on behalf of a Participant on account of an Employee Contribution made by such Participant, or on account of a Participant's Elective Deferral, under a plan maintained by the Employer.

     (mm) Participant: An Employee participating in the Plan in accordance with the provisions of Section 3.1.

     (nn) Participation: The period commencing as of the date the Employee became a Participant and ending on the date his or her employment with the Employer terminated in accordance with Section 3.2, hereof.

     (oo) Plan: The GFC Financial Corporation Capital Accumulation Plan, the Plan set forth herein, as amended from time to time.

     (pp) Qualified Matching Contributions: Matching Contributions which are subject to the distribution and nonforfeitability requirements under Section 401(k) of the Code when made.

     (qq) Qualified Non-elective Contributions: Contributions (other than Matching Contributions or Qualified Matching Contributions) made by the Employer and allocated to Participants' Accounts that the Participants may not elect to receive in cash until distributed from the Plan; that are nonforfeitable when made; and that are distributable only in accordance with the distribution provisions that are applicable to Elective Deferrals and Qualified Matching Contributions.

     (rr) Salary Reduction Contribution Account: The account maintained to record for a Participant his or her pre-tax salary reduction contributions made by the Employer pursuant to Section 4.1(a) and 4.2 hereof, and adjustments relating thereto.

     (ss) Special Valuation Date: The date on which a special valuation is made pursuant to Section 5.2.

     (tt) Trust (or Trust Fund): The fund known as the GFC Financial Corporation Capital Accumulation Plan Trust, maintained in accordance with the terms of the trust agreement, as from time to time amended, which constitutes a part of the Plan.

     (uu) Trustee: The corporation or individuals appointed by the Board of Directors of GFC Financial Corporation to administer the Trust.

     (vv) Valuation Date: The last day of each calendar month or the business day on which a valuation of the assets of the Plan may occur, as the context dictates.

     (ww) Valuation Period: The period beginning on a Valuation Date and ending on the next subsequent Valuation Date.

     (xx) Vested Rollover Contribution Account: The account maintained pursuant to Section 4.5, hereof, to record for a Participant rollover amounts transferred to the Trust Fund and adjustments relating thereto.

     (yy) Year: The 12-month period commencing on January 1 and ending on December 31.

     2.2 CONSTRUCTION: The words "hereof," "herein," "hereunder," and other similar compounds of the word "here" shall mean and refer to the entire Plan and not to any particular provision or Section. Article and Section headings are included for convenience of reference and are not intended to add to, or subtract from, the terms of the Plan.

                          ARTICLE III. - PARTICIPATION

     3.1 PARTICIPATION: An Eligible Employee shall become a Participant as of the later of the Effective Date or the first Entry Date coincident with or next following the last twelve consecutive month period during which he or she has at least 1,000 Hours of Service, as determined under Section 3.3, provided that said Eligible Employee has entered into a duly executed salary reduction agreement under Section 4.2 in advance of the Effective Date or the applicable Entry Date and has fulfilled the Plan's enrollment procedures as provided by the Committee. Any 12-month period between an Employee's date of hire or rehire and an anniversary thereof shall be used to determine whether he has satisfied the requirement to complete a 12-month period of not less than 1,000 Hours of Service.

     3.2 BREAK IN SERVICE: For purposes of eligibility to participate under section 3.1, a period of 12 consecutive months measured from an Employee's date of employment as an Employee or an anniversary of such date shall constitute a Break in Service if the Employee is not credited with at least 501 Hours of Service during such period. Years of eligibility credit under section 3.1 that an Employee accumulated prior to a Break in Service shall continue to count thereafter to the extent provided by the following rules:

(a) Participants: A former Employee who satisfied the requirements of the Plan for eligibility at the time of a Break in Service, and who is again employed as an Employee for at least a 12-month period after his date of reemployment, shall receive such prior eligibility credit from his date of reemployment, and shall be entitled to participate again in the Plan from such date, provided he is still an Eligible Employee.

                                      III-1

(b) Other Employees: For a former Employee who had not become a Participant at the time of a Break in Service and who again is employed for at least a 12-month period after the date of reemployment, eligibility credit accumulated prior to the Break in Service shall be restored only if at least one of the following is applicable:

     (1) the number of his consecutive Breaks in Service was less than five years, or

     (2) the number of his consecutive Breaks in Service was less than the aggregate number of years of his pre-Break eligibility credit, or

     (3) his absence from employment was due to a "maternity or a paternity leave" and the number of his consecutive Breaks in Service was less than six years, or

     (4) his absence was due to a "maternity or paternity leave" and the number of his consecutive Breaks in Service was less than the aggregate number of years of his pre-Break eligibility credit plus one year.

(c) Maternity or paternity leave: For the purposes of this Plan, "maternity or paternity leave" means termination of employment or absence from work due to the pregnancy of the Employee, the birth of a child of the Employee, the placement of a child in connection with the adoption of the child by an Employee, or the caring for an Employee's child during the period immediately following the child's birth or placement for adoption. The Committee shall determine, under rules of uniform application and based on information provided to the Committee by the Employee, whether or not the Employee's termination of employment or absence from work is due to "maternity or paternity leave."


                                     III-2

3.3 HOURS OF SERVICE: Under this Article III, Hours of Service shall include the following:

(a) Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer.

(b) Up to 501 hours for any single continuous period during which the Employee performs no duties but is directly or indirectly paid or entitled to payment by the Employer (regardless of whether employment has terminated) due to vacation, holiday, illness, incapacity including disability, layoff, jury duty, military duty or Authorized Leave of Absence; including any period for which payment is made under a plan solely for the purposes of complying with workmen's compensation or disability insurance laws, but excluding any period for which a payment is made or due under this Plan or under a plan maintained solely for the purpose of complying with unemployment compensation laws, or solely to reimburse the Employee for medical or medically-related expenses. An Employee shall be deemed to be "directly or indirectly paid, or entitled to payment by the Employer" regardless of whether such payment is (i) made by or due from the Employer directly, or (ii) made indirectly through a trust fund, insurer or other entity to which the Employer contributes or pays premiums. (c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer, without duplication of hours provided above, and subject to the 501-hour restriction for periods described in the foregoing subsection (b).

     In determining Hours of Service for Employees who are not paid by the hour and whose actual hours are not counted, such Employees shall receive credit for 45 Hours of Service for each week in which they have at least one Hour of Service. The foregoing provisions shall be administered in accordance with Department of Labor Regulation, 29 CFR section 2530.200b-2.


                                     III-3

     3.4 TRANSFERS: For the purposes of determining eligibility to Participate in the Plan under this Article III, an Eligible Employee shall receive credit for employment with an Employer or an Affiliate.

     3.5 SUSPENSION: If a Participant (i) elects to defer distribution of his or her benefit pursuant to Section 6.3(c), (ii) is transferred to employment with an Affiliate that has not adopted the Plan, (iii) ceases to be an Eligible Employee, (iv) goes on an unpaid maternity or paternity leave under ERISA
Section 203(b), (v) receives a hardship withdrawal in accordance with Section 6.5, or (vi) commences an Authorized Leave of Absence, as reasonably determined by the Committee, his or her Participation under the Plan shall be suspended, provided, however, that during the period of his or her employment in such ineligible status or position: (a) he or she shall cease to have any right to make contributions pursuant to Article IV, hereof; (b) his or her Employer Contribution Account shall receive no Employer contribution allocation under
Section 5.2(c); (c) he or she shall continue to participate in Income allocations pursuant to Section 5.2(a); (d) the withdrawal privileges under the provisions of Article VI, other than the loan provision of Section 6.9, shall continue to apply except for a Participant who has deferred distribution of his or her benefit pursuant to Section 6.3(c); and (d) the investment Fund transfer provisions of Section 7.3 shall continue to apply.

     3.6 Participation On and After May 1, 1993. Effective May 1, 1993, each Employee who is an Eligible Employee and each individual who becomes an Eligible Employee, and who is not an "insider" within the meaning of section 16b of the Securities Act of 1934, shall become a Participant upon the later of May 1, 1993 or the Entry Date coincident with or next


                                     III-4
following the date on which such Eligible Employer enters into a duly executed salary reduction agreement under Section 4.1 and has fulfilled the Plan's enrollment procedures as provided by the Committee.


                                     III-5

                           ARTICLE IV. - CONTRIBUTIONS

         4.1 EMPLOYER CONTRIBUTIONS: (a) For each Year, the Employer shall contribute an amount to a Participant's Salary Reduction Contribution Account equal to the total amount of contributions agreed to be made by it pursuant to a salary reduction agreement under Section 4.2 entered into between the Employer and the Participant for such Year. Contributions made by Employer for a given payroll period pursuant to salary reduction agreements under Section 4.2 shall be promptly deposited in the Trust Fund as soon as practicable after the payroll period to which they relate.

(b) In addition, for each Year, each Employer may contribute such additional amounts to the Participants' Employer Contribution Accounts as its Board of Directors shall determine in its sole discretion from time to time. Such additional contributions with respect to each Participant may be conditioned upon and keyed to the amount of contributions agreed to by such Participant under Section 4.2. Such additional contributions shall be allocated among Participants either with regard to a uniform percentage of each Participant's Compensation; or with regard to a uniform percentage of the amount of contributions agreed to by the Participant under Section 4.2; or a combination of the two. The formulation decided upon by the Board of Directors shall operate in a nondiscriminatory manner. Such additional contributions shall be deemed made on account of a Year if either (a) the Board of Directors of the particular Employer determines the amount of such contribution by appropriate action and announces the amount in writing to its Employees before the close of such Year, or (b) the Employer designates such amount in writing to the Trustee as payment on account of such Year or (c) the Employer claims such amount as a deduction on its federal tax return for such Year. All additional contributions of an Employer shall be paid to the Trustee and payment shall be made not later than the time prescribed by law for filing the federal income tax return of the Employer, including any extensions which have been granted for the filing of such tax return. Amounts credited to a Participant's Employer Contribution Account shall be 100% vested and non-forfeitable at all times.

     4.2 CODE SECTION 401(K) SALARY REDUCTION: (a) In addition to the other terms and conditions herein, each Eligible Employee shall enter into prior to the Entry Date that such Eligible Employee's Participation under the Plan is to commence pursuant to Section 3.1 a written salary reduction agreement with the Employer which will be applicable to Compensation for payroll periods after such Entry Date within such Year. The terms of any such salary reduction agreement shall provide for the purposes of Section 4.1(a) hereof that the Eligible Employee as a Participant agrees to accept a reduction in salary from the Employer equal to any dollar amount or percentage of his Compensation per payroll period, not to exceed 12% of such Compensation, or be less than the lesser of 1% of such Compensation or One Hundred Twenty Dollars ($120.00) per calendar quarter; provided that for periods beginning on or after May 1, 1993, the reduction in salary may not exceed 22% of such Compensation, or be less than 1% of such C Compensation. In consideration of such agreement, the Employer will make a salary reduction contribution to the Participant's Salary Reduction Contribution Account on behalf of the Participant for such Year in an amount equal to the total amount by which the Participant's Compensation from the Employer was reduced during the Year pursuant to the salary reduction agreement. Amounts credited to a Participant's Salary Reduction Contribution Account are intended to qualify for income tax deferral under

Section 401(k) of the Code and, as such, shall be 100% vested and non-forfeitable at all times. If a Participant enters into a salary reduction agreement with the Employer for a given Year, his or her Compensation for such Year for all other purposes of this Plan, except with respect to a salary deduction agreement under Section 4.4, hereof, shall be equal to his or her Compensation after application of the salary reduction agreement.

(b) Unless otherwise amended or terminated in accordance with (ii), below, a Participant's salary reduction agreement shall be deemed automatically renewed from year to year, while this Plan remains in force and effect. Further, salary reduction agreements shall include, but not by way of limitation, and be governed by the following:

         (i) A salary reduction agreement shall apply to each payroll period during which an effective salary reduction agreement is on file with the Employer.

         (ii) A salary reduction agreement may be amended or terminated by a Participant only once in any calendar month if the purpose of the amendment is to decrease or increase the amount of such Participant's Compensation which is subject to salary reduction during the remainder of such Year.

         (iii) Any amendment or termination of a salary reduction agreement shall be effective on the following Entry date after at least 5 working days prior written notice by a Participant in the form required by Employer.

         (iv) The Employer may amend or revoke its salary reduction agreement with any Participant at any time, if the Committee determines that such revocation or amendment is necessary to insure that a Participant's Additions for any Year will not exceed the limitations of Section 415 of the Code or to insure that the discrimination tests of Section 401(k) and 401(m) of the Code or to insure that the limits of Section 402(g) of the Code are met for such Year.

         (v) The Employer may revoke its salary reduction agreements with all Participants or amend its salary reduction agreements with all Participants on a uniform basis, if it determines that the limits of Sections 402 or 415 of the Code may be exceeded in any Year.

         (vi) Except as provided above, a salary reduction agreement applicable to any given Year, once made, may not be revoked or amended by the Participant.

         (vii) No amounts may be withdrawn by a Participant from any of his Accounts, except as provided in Section 6.5, hereof. All withdrawal elections shall be made by a Participant on forms supplied by the Committee for that purpose.

(c) The Committee may from time to time alter and/or add to the requirements for salary reduction agreements expressed in Section 4.2(b). The Employer shall abide by the Committee's determinations and directions with respect to all matters covered in salary reduction agreements.

     4.3 EMPLOYEE CONTRIBUTIONS: Subject to the provisions of Section 4.4, hereof, a Participant may contribute each Year to an Employee Contribution Account an amount pursuant to a written salary deduction agreement under
Section 4.4 not intended to qualify for income tax deferral under Code Section 401(k), but to be subtracted from such Participant's Compensation on an after-tax basis. Amounts credited to a Participant's Employee Contribution Account shall remain 100% vested and non-forfeitable at all times.

     4.4 AFTER-TAX SALARY DEDUCTION: A Participant may elect to enter into a written salary deduction agreement with Employer which shall be in the form and substance acceptable to Employer and the Committee and will be applicable to all payroll periods within a Year. A salary deduction agreement may be amended or terminated in a manner consistent with the terms of Section 4.2(b). The terms of such salary deduction agreement shall provide, among other things, that for the purposes of Section 4.3 the Participant agrees to accept a deduction from salary from the Employer equal to any whole percentage of his Compensation per payroll period, not to exceed the limits of Section 415 of the Code.

     4.5 ROLLOVER AMOUNT FROM OTHER PLANS: (a) An Employee eligible to Participate in the Plan, regardless of whether he or she has satisfied the Participation requirements of Section 3.1, may, with the approval of the Committee, in its sole and exclusive discretion, transfer to the Trust Fund a "Qualifying Rollover Distribution," defined in Section 402(a)(5)(D)(i) of the Code as "1 or more distributions (I) within one taxable year of the Employee on account of a termination of the plan of which the trust is a part or, in the case of a profit-sharing stock bonus plan, a complete discontinuance of contributions under such plan, or (II) which constitutes a lump sum distribution within the meaning of subsection (e)(4)(A) (determined without reference to subparagraphs (B) and (H) of subsection (e)(4) which, in part, defines lump sum distribution as "the distribution or payment within one taxable year of the recipient of the balance to the credit of an Employee which becomes payable to the recipient (i) on account of the Employee's death, (ii) after the Employee attains age 59-1/2, (iii) on account of the Employee's separation from service, or (iv) after the Employee has become disabled", provided that such distribution is from a plan which meets the requirements of Section 401(a) of the Code (the "Other Plan"). The procedure approved by the Committee shall provide that such a transfer may be made only if the following conditions are met: (a) the transfer occurs on or before the 60th day following the Employee's receipt of the distribution from the Other Plan; and (b) the amount transferred is equal to any portion of the distribution the Employee received from the Other Plan, subject to the maximum rollover provision of Section 402(a)(5)(B) of the Code, limiting such amount to the fair market value of all property received in such a distribution reduced by Employee contributions, as defined in Section 402(a)(5)(d)(ii) of the Code.

(b) Notwithstanding the foregoing, if an Employee had deposited a distribution previously received from an Other Plan into an individual retirement account ("IRA"), as defined in Section 408 of the Code, he or she may transfer the amount of such distribution, plus earnings thereon from the IRA, to this Plan; provided such rollover amount is deposited with the Trustee on or before the 60th day following receipt thereof from the IRA.

(c) The Committee shall develop such procedures, and may require such information from an Employee desiring to make or effectuate any transfer under this Section 4.5, as it deems necessary or desirable to determine that the proposed transfer will meet the requirements of this Section. Upon approval by the Committee, the amount transferred shall be deposited in the Trust Fund and shall be credited to a Vested Rollover Contribution Account. Such account shall be 100% vested in the Employee, shall share in Income allocations in accordance with Section 5.2(a), but shall not share in Employer contribution allocations. Upon termination of employment, the total amount of the Employee's Vested Rollover Contribution Account shall be distributed in accordance with Article VI.

(d) Upon such a transfer by an Employee who is otherwise eligible to participate in the Plan but who has not yet completed the Participation requirements of
Section 3.1, his or her Vested Rollover Contribution Account shall represent his or her sole interest in the Plan until he or she becomes a Participant.

                ARTICLE V. - ALLOCATIONS TO PARTICIPANT'S ACCOUNT

     5.1 INDIVIDUAL ACCOUNTS: The Committee shall create and maintain adequate records to disclose the interest in the Trust of each Participant and Beneficiary. Such records shall be in the form of individual Accounts, and credits and charges shall be made to such Accounts in the manner herein described. When appropriate, a Participant shall have four separate Accounts, an Employer Contribution Account, an Employee Contribution Account, a Salary Reduction Contribution Account and a Vested Rollover Contribution Account. Where necessary, the Committee shall create and maintain Accounts for funds transferred from prior employer's plans or subaccounts adequate to distinguish between funds for the purposes of the Plan (e.g., funds transferred from U.S. Bancorp, Qualified Matching Contribution and Matching Contribution subaccounts of the Employer Contribution Account). The maintenance of individual Accounts and subaccounts is only for accounting purposes, and a segregation of the assets of the Trust Fund to each Account or subaccount shall not be required. Distributions and withdrawals made from an Account shall be charged to the Account as of the date paid.

     5.2 ACCOUNT ADJUSTMENTS: The Accounts of Participants shall be adjusted as frequently than daily, recognizing the Participant's elections pursuant to
Section 5.5, hereof, in accordance with the following:

(a) Income: The Income of the Trust Fund for each Valuation Period shall be allocated to the Accounts of Participants who had unpaid balances in their Accounts at the end of the Valuation Period in proportion to the balances in such Accounts at the beginning of the Valuation Period plus one-half of the contributions made during such Valuation Period, but after first reducing each such Account balance by any distributions from the Account during such Valuation Period and recognizing the Participant's elections pursuant to
Section 5.5, hereof. Each valuation shall be based on the fair market value of assets in the Trust Fund on the Valuation Date.

(b) Salary Reduction Contributions: The Employer contributions for a calendar month made pursuant to a salary reduction agreement entered into with a Participant under Section 4.2 shall be allocated to the Participant's Salary Reduction Contribution Account monthly.

(c) Additional Employer Contributions: As of the last day of the Year the Employer's additional contribution, if any, which exceeds the contributions allocated to Salary Reduction Contribution Accounts of Participants under
Section 4.1(a), shall be allocated among the Employer Contribution Accounts of Participants in accordance with Section 4.1(b).

(d) Contributions: A Participant's contributions shall be allocated to his or her Employee Contribution Account in the same manner as Salary Reduction Contributions.

(e) Alternative Method: Notwithstanding the foregoing, the Committee may, in its sole and exclusive discretion, require an alternative method of allocating Income and contributions to Accounts if such method more accurately reflects the value of such Accounts.

     5.3 ACTUAL DEFERRAL PERCENTAGE TEST: Notwithstanding any other provisions of the Plan,

(a) the Actual Deferral Percentage (hereinafter "ADP") for Participants who are Highly Compensated Employees for each Plan Year and the ADP for Participants who are Non-highly Compensated Employees for the same Plan Year must satisfy one of the following tests:

     (i) The ADP for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the ADP for Participants who are Non- highly Compensated Employees for the same Plan Year multiplied by 1.25; or

     (ii) The ADP for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the ADP for Participants who are Non-highly Compensated Employees for the same Plan Year multiplied by 2.0, provided that the ADP for Participants who are Highly Compensated Employees does not exceed the ADP for Participants who are Non-highly Compensated Employees by more than two (2) percentage points.

(b) The ADP for any Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Elective Deferrals (and Qualified Non-elective Contributions or Qualified Matching Contributions, or both, if treated as Elective Deferrals for purposes of the ADP test) allocated to his or her accounts under two or more arrangements described in Section 401(k) of the Code, that are maintained by the Employer, shall be determined as if such Elective Deferrals (and, if applicable, such Qualified Non-elective Contributions or Qualified Matching Contributions, or both) were made under a single arrangement. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement.

(c) In the event that this Plan satisfies the requirements of Sections 401(k), 401(a)(4), or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Sections of the Code only if aggregated with this plan, then this Section shall be applied by determining the ADP of Employees as if all such plans were a single plan. For Plan Years beginning after December 31, 1989, plans may be aggregated in order to satisfy Section 401(k) of the Code only if they have the same Plan Year.

(d) For purposes of determining the ADP of a Participant who is a 5-percent owner or one of the ten most highly-paid Highly Compensated Employees, the Elective Deferrals (and Qualified Non-elective Contributions or Qualified Matching Contributions, or both, if treated as Elective Deferrals for purposes of the ADP test) and Compensation of such Participant shall include the Elective Deferrals (and, if applicable,

Qualified Non-elective Contributions and Qualified Matching Contributions, or
both) and Compensation for the Plan Year of Family Members (as defined in
Section 414(q)(6) of the Code). Family Members, with respect to such Highly Compensated Employees, shall be disregarded as separate Employees in determining the ADP both for Participants who are Non-highly Compensated Employees and for Participants who are Highly Compensated Employees.

(e) For purposes of determining the ADP test, Elective Deferrals, Qualified Non-elective Contributions and Qualified Matching Contributions must be made before the last day of the twelve-month period immediately following the Plan Year to which contributions relate.

(f) The Employer shall maintain records sufficient to demonstrate satisfaction of the ADP test and the amount of Qualified Non-elective Contributions or Qualified Matching Contributions, or both, used in such test.

(g) The determination and treatment of the ADP amounts of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

(h) Qualified Matching Contributions and Qualified Non-elective Contributions may be taken into account as Elective Deferrals for purposes of calculating the Actual Deferral Percentages.

     5.4 AVERAGE CONTRIBUTION PERCENTAGE TEST: Notwithstanding any other provision of the Plan,

(a) Employee Contributions and Matching Contributions must meet the nondiscrimination requirements of Section 401(a)(4) of the Code, and the Average Contribution Percentage (hereinafter ACP) test of Section 401(m) of the Code. The ACP test is required in addition to the ADP test under Code Section 401(k). Qualified Matching Contributions and Qualified Non-elective Contributions used to satisfy the ADP test may not be used to satisfy the ACP test.

(b) The ACP for Participants who are Highly Compensated Employees for each Plan Year and the ACP for Participants who are Non-highly Compensated Employees for the same Plan Year must satisfy one of the following tests:

     (i) The ACP for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the ACP for Participants who are Non-highly Compensated Employees for the same Plan Year multiplied by 1.25; or

     (ii) The ACP for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the ACP for Participants who are non-highly Compensated Employees for the same Plan Year multiplied by two (2), provided that the ACP for Participants who are Highly Compensated Employees does not exceed the ACP for Participants who are Non-highly Compensated Employees by more than two (2) percentage points.

(c) Multiple Use: If one or more Highly Compensated Employees participate in both a CODA and a plan subject to the ACP test maintained by the Employer and the sum of the ADP and ACP of those Highly Compensated Employees subject to either or both tests exceeds the Aggregate Limit, then the ACP of those Highly Compensated Employees who also participate in a CODA will be reduced (beginning with such Highly Compensated Employee whose ACP is the highest) so that the limit is not exceeded. The amount by which each Highly Compensated Employee's Contribution Percentage Amounts is reduced shall be treated as an Excess Aggregate Contribution. The ADP and ACP of the Highly Compensated Employees are determined after any corrections required to meet the ADP and ACP tests. Multiple use does not occur if either the ADP or ACP of the Highly Compensated Employees does not exceed 1.25 multiplied by the ADP and ACP of the Non-highly Compensated Employees.

(d) For purposes of this Section, the Contribution Percentage for any Participant who is a Highly Compensated Employee and who is eligible to have Contribution Percentage Amounts allocated to his or her account under two or more plans described in Section 401(a) of the Code, or arrangements described in
Section 401(k) of the Code that are maintained by the Employer, shall be determined as if the total of such Contribution Percentage Amounts was made under each plan. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement.

(e) In the event that this plan satisfies the requirements of Sections 401(m), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Sections of the Code only if aggregated with this plan, then this Section shall be applied by determining the Contribution Percentage of Employees as if all such plans were a single plan. For plan years beginning after December 31, 1989, plans may be aggregated in order to satisfy Section 401(m) of the Code only if they have the same Plan Year.

(f) For purposes of determining the Contribution percentage of a Participant who is a five-percent owner or one of the ten most highly-paid Highly Compensated Employees, the Contribution Percentage Amounts and Compensation of such Participant shall include the Contribution Percentage Amounts and Compensation for the Plan Year of Family Members (as defined in Section 414(q)(6) of the Code). Family Members, with respect to Highly Compensated Employees, shall be disregarded as separate Employees in determining the Contribution Percentage both for Participants who are Non-highly Compensated Employees and for Participants who are Highly Compensated Employees.

(g) For purposes of determining the Contribution Percentage test, Employee Contributions are considered to have been made in the Plan Year in which contributed to the trust. Matching Contributions and Qualified Non-elective Contributions will be considered made for a Plan Year if made no later than the end of the twelve-month period beginning on the day after the close of the Plan Year.

The Employer shall maintain records sufficient to demonstrate satisfaction of the ACP test and the amount of Qualified Non-elective Contributions or Qualified Matching Contributions, or both, used in such test.

The determination and treatment of the Contribution Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

     5.5 DISTRIBUTION OF EXCESS AGGREGATE CONTRIBUTIONS:

(a) Notwithstanding any other provisions of this Plan, Excess Aggregate Contributions, plus any income and minus any loss allocable thereto, shall be forfeited, if forfeitable, or if not forfeitable, distributed no later than the last day of each Plan Year to Participants to whose accounts such Excess Aggregate Contributions were allocated for the preceding Plan Year. Excess Aggregate Contributions shall be allocated to Participants who are subject to the family member aggregation rules of Section 414(q)(6) of the Code in the manner prescribed by the regulations. If such Excess Aggregate Contributions are distributed more than 2-1/2 months after the last day of the Plan Year in which such excess amounts arose, a ten (10) percent excise tax will be imposed on the Employer maintaining the plan with respect to those amounts. Excess Aggregate Contributions shall be treated as Annual Additions under the Plan.

(b) Excess Aggregate Contributions shall be adjusted for any income or loss up to the end of the Plan Year for which they were determined to occur (exclusing any gap period after the end of that Plan Year and up to the date of distribution in the subsequent Plan Year). The income or loss allocable to Excess Aggregate Contributions shall be determined under the Plan's normal method of accounting.

(c) Forfeitures of Excess Aggregate Contributions may either be reallocated to the Accounts of Non-highly Compensated Employees or applied to reduce Employer contributions.

(d) Excess Elective Deferrals shall be adjusted for any income or loss up to the end of the Plan year for which they were determined to occur (excluding any gap period after the end of that Plan Year and up to the date of distribution in the subsequent Plan Year). The income or loss allocable to Excess Elective Deferrals shall be determined under the Plan's normal method of accounting.

(e) In addition, in lieu of distributing Excess Contributions as provided in the Plan, or Excess Aggregate Contributions as provided in the Plan, the Employer may make Qualified Non-elective Contributions on behalf of Non-highly Compensated Employees that are sufficient to satisfy either the Actual Deferral Percentage test or the Average Contribution Percentage Test, or both, pursuant to the regulations under the Code.

     5.6 DISTRIBUTION OF EXCESS ELECTIVE DEFERRALS: (a) No Participant shall be permitted to have Elective Deferrals made under this Plan, or any other qualified plan maintained by the Employer, during any taxable year in excess of the dollar limitation contained in Section 402(g) of the Code in effect at the beginning of such taxable year.

(b) A Participant may assign to this plan any Excess Elective Deferrals made during a taxable year of the Participant by notifying the Committee on or before the date specified in Section 5.6(e) of the amount of the Excess Elective Deferrals to be assigned to the Plan.

(c) Notwithstanding any other provision of the Plan, Excess Elective Deferrals, plus any income and minus any loss allocable thereto, shall be distributed no later than April 15 to any Participant to whose account Excess Elective Deferrals were assigned for the preceding year and who claims Excess Elective Deferrals for such taxable year.

(d) Excess Elective Deferrals shall be adjusted for any income or loss up to the end of the Plan Year for which they were determined to occur (excluding any gap period after the end of that Plan Year and up to the date of distribution in the subsequent Plan Year). The income or loss allocable to Excess Elective Deferrals shall be as determined under the Plan's normal method of accounting.

(e) Participants who claim Excess Elective Deferrals for the preceding taxable year must submit their claims in writing to the Committee by March 15.

     5.7 DISTRIBUTION OF EXCESS CONTRIBUTIONS: (a) Notwithstanding any other provision of this Plan, Excess Contributions, plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of each Plan Year to Participants to whose accounts such Excess Contributions were allocated for the preceding Plan Year. If such excess amounts are distributed more than 2-1/2 months after the last day of the Plan Year in which such excess amounts arose, a ten (10) percent excise tax will be imposed on the Employer maintaining the Plan with respect to such amounts. Such distributions shall be made to Highly Compensated Employees on the basis of the respective portions of the Excess Contributions attributable to each of such Employees. Excess Contributions shall be allocated to Participants who are subject to the family member aggregation rules of Section 414(q)(6) of the Code in the manner prescribed by the regulations.

(b) Excess Contributions (including the amounts recharacterized) shall be treated as Annual Additions under the Plan.

(c) Excess Contributions shall be adjusted for any income or loss up to the end of the Plan Year for which they were determined to occur (excluding any gap period after the end of that Plan Year and up to the date of distribution in the subsequent Plan Year). The income or loss allocable to Excess Contributions shall be as determined under the Plan's normal method of accounting.

(d) Excess Contributions shall be distributed from the accounts to which the Participant's Elective Deferrals and Qualified Matching Contributions (if applicable) were allocated in proportion to the Participant's Elective

Deferrals and Qualified Matching Contributions (to the extent used in the ADP test) for the Plan Year. Excess Contributions shall be distributed from the Participant's Qualified Non-elective Contribution account only to the extent that such Excess Contributions exceed the balance in the Participant's Elective Deferral account and Qualified Matching Contribution account.

     5.8 RECHARACTERIZATION: (a) Participant may treat his or her Excess Contributions as an amount distributed to the Participant and then contributed by the Participant to the plan. Recharacterized amounts will remain nonforfeitable and subject to the same distribution requirements as Elective Deferrals. Amounts may not be recharacterized by a Highly Compensated Employee to the extent that such amount in combination with other Employee Contributions made by that Employee would exceed any stated limit under the Plan on Employee Contributions. Recharacterization must occur no later than two and one-half months after the last day of the Plan Year in which such Excess Contributions arose and is deemed to occur no earlier than the date the last Highly Compensated Employee is informed in writing of the amount recharacterized and the consequences thereof. Recharacterized amounts will be taxable to the Participant for the

Participant's tax year in which the Participant would have received them in cash.

     5.9 MAXIMUM ADDITIONS: (a) Notwithstanding anything contained herein to the contrary, the total Annual Additions made to the Salary Reduction Contribution Account, Employer Contribution Account, Employee Contribution Account of a Participant for any Year shall not exceed the lesser of $30,000.00 or 25 percent of the Participant's Compensation (as defined in Code Section 415 and after application of the salary reduction agreement set forth in Section 4.2) for such Year, except that such $30,000 shall be increased as permitted by Internal Revenue Service regulations to reflect cost-of-living adjustments.

(b) If such Additions exceed the above limitations, the contributions for the Year which cause the excess shall be returned to the Participant in the following order:

     (i) Any contributions to such Participant's Employee Contribution Account, to the extent they would reduce the excess amount, will be returned to the Participant.

     (ii) If after the application of paragraph (i) an excess amount still exists, any contributions to such Participant's Salary Reduction Contribution Account, to the extent they would reduce the excess amount, will be returned to the Participant.

     (iii) If after the application of paragraph (ii) an excess amount still exists, and the Participant is covered by the Plan at the end of the Year, the excess amount in Participant's account will be used to reduce Employer contributions to such Participant's Employer Contribution Account, for such Participant in the next Year, and each succeeding Year if necessary.

     (iv) If after the application of paragraph (ii) an excess amount still exists, and the Participant is not covered by the Plan at the end of the Year, the excess amount will be held unallocated in a suspense account. The suspense account will be applied to reduce future Employer contributions of that Participant's Employer to Employer Contribution Accounts for all remaining Participants in the next Year, and each succeeding Year if necessary. If a suspense account is in existence at any time during the Year pursuant to this Section, it will not participate in the allocation of the Trust Income.

(c) Notwithstanding the foregoing, the otherwise permissible annual Additions for any Participant under this Plan may be further reduced to the extent necessary, as determined by the Committee, to prevent disqualification of the Plan under Section 415 of the Code, which imposes the following additional limitations on the benefits payable to Participants who also may be participating in other tax-qualified pension, profit-sharing, savings or stock bonus plans maintained by the Employer or any of the members of the controlled group of corporations (for the purposes of this Section "Employers") of which the Employer is a part: If an individual is a Participant at any time in both a defined benefit plan and a defined contribution plan maintained by any of the Employers, the sum of the defined benefit plan fraction and the defined contribution plan fraction for any Year may not exceed 1.0. The defined benefit plan fraction for any Year is a fraction, the numerator of which is the Participant's projected annual benefit under the plan (determined at the close of the Year) and the denominator of which is the lesser of (i) the product of 1.25, multiplied by the dollar limitation in effect under Section 415(b)(1)(A) of the Code, or (ii) the product of 1.4, multiplied by the amount which may be taken into account under Section 415(b)(1)(B) of the Code with respect to such Participant under the Plan for such Year. The defined contribution plan fraction for any year is a fraction, the numerator of which is the sum of the annual Additions to the Participant's accounts as of the close of the Year, and the denominator of which is the sum of the lesser of the following amounts determined for such year and for each prior year of service with the Employer; (i) the product of 1.25, multiplied by the dollar limitation in effect under Section 415(c)(1)(A) of the Code for such year, or (ii) the product of 1.4, multiplied by the amount which may be taken into account under Section 415(c)(1)(B) with respect to such Participants under the Plan for such year. When the term "Annual Additions" is used in the context of other defined contribution plans under this Section, it shall have the same meaning as set forth in Section 2.3(b), hereof, but with respect to Employer contributions and Employee contributions made under such other plans. For purposes of this limitation, all defined benefit plans of the Employers, whether or not terminated, are to be treated as one defined benefit plan and all defined contribution plans of the Employers, including the Plan whether or not terminated, are to be treated as one defined contribution plan. As such, annual benefits and Annual Additions of such plans are to be aggregated for the purposes of determining the defined benefit plan fraction and the defined contribution plan fraction. The extent to which Annual Additions under the Plan shall be reduced, as compared with the extent to which annual benefits or Annual Additions under any defined benefit plans or any other defined contribution plans shall be reduced in order to achieve compliance with the limitations of Code Section 415 shall be dependent on the provisions of such other plans. To the extent any such other plan or plans provide for a reduction first in benefits from or Annual Additions to such other plan or plans, the necessary reductions shall be under such other plan or plans. To the extent any such other plan or plans do not provide for a reduction first in benefits from or Annual Additions to such other plan or plans, the reduction in Annual Additions necessary to achieve compliance with Code Section 415 shall be under the Plan. If the reduction is under the Plan, the Committee shall advise affected Participants of any additional limitations on their Annual Additions required by this Section 5.9.

     5.10 RECOGNITION OF DIFFERENT INVESTMENT FUNDS: (a) Subject to the terms and conditions herein stated, and as provided in Article VII, initially four Investment Funds shall be established by the Trustee and each Participant shall direct what portion of the aggregate of his or her Account balances shall be deposited in each such Investment Fund. The Committee may direct the Trustee to change the number and type of Investment Funds made available under the Plan from time to time. Consequently, when appropriate, a Participant shall have a percentage of the aggregate of his or her Salary Reduction Contribution Account, Vested Rollover Contribution Account and/or Employee Contribution Account in each such Investment Fund and the allocations described in Section 5.2 shall be adjusted in such manner as is appropriate to recognize the existence of such Investment Funds.

(b) Because Participants have a choice of Investment Funds, any reference in this Plan to a Salary Reduction Contribution Account, a Vested Rollover Contribution Account or an Employee Contribution Account shall be deemed to mean and include all accounts of a like nature which are maintained for the Participant under each Investment Fund.

(c) A Participant's Employer Contribution Account balance shall be invested only in the Employer Stock, and the Participant shall have no choice of Investment Funds with respect to such balance.

     5.11 TOP-HEAVY PROVISIONS: (a) The following provisions shall become effective in any Year in which the Plan is determined to be a Top-Heavy Plan, notwithstanding any contrary provision in the Plan. The Plan will be considered a Top-Heavy Plan for the Year if as of the last day of the preceding Year, (1) the value of the sum of Salary Reduction Contribution Accounts, Employer Contribution Accounts and Employee Contribution Accounts (but not including any allocations to be made as of such last day of the Year except contributions actually made on or before that date and allocated pursuant to Section 5.2) of Participants who are Key Employees (as defined in Section 416(i) of the Code) exceeds 60% of the value of the sum of Salary Reduction Contribution Accounts, Employer Contribution Accounts and Employee Contribution Accounts (but not including any allocations to be made as of such last day of the Year except contributions actually made on or before that date and allocated pursuant to
Section 5.2) of all Participants (the "60% Test") or (2) the Plan is part of a required aggregation group (within the meaning of Section 416(g) of the Code and the required aggregation group is top-heavy. However, and notwithstanding the result of the 60% Test, the Plan shall not be considered a Top-Heavy Plan for any Year in which the Plan is a part of a required or permissive aggregation group (within the meaning of Section 416(g) of the Code) which is not top-heavy.

(b) Notwithstanding any contrary provision of the Plan, and except as otherwise provided in (c) and (d) below, for any Year during which the Plan is deemed a Top-Heavy Plan, Employer contributions pursuant to Section 5.2(c) which are allocated to Employer Contribution Accounts on behalf of any Participant who is not a Key Employee shall not be less than the lesser of:

     (i) Three percent of such Participant's Compensation; or

     (ii) In the case where the Employer has no defined benefit plan which designates the Plan to satisfy Section 416(f) of the Code, the largest percentage of Employer contributions as a percentage of the first $200,000 of the Key Employee's Compensation allocated on behalf of any Key Employee for that Year.

The above mentioned minimum allocation is determined without regard to any Social Security contribution. The minimum allocation shall be made even though, under other Plan provisions, the Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the Year.

(c) The provisions of (b), above, shall not apply to any Participant who was not employed by the Employer on the last day of the Year preceding the Year the Plan is considered to be a Top-Heavy Plan.

(d) The provisions of (b), above, shall not apply to any Participant to the extent the Participant is covered under any other plan or plans of the Employer and the Employer has provided in the Adoption Agreement that the minimum allocation or benefit requirement applicable to top-heavy plans will be met in the other plan or plans.

(e) The minimum allocation required in (b), above, (to the extent required to be nonforfeitable under Section 416(b) of the Code) may not be forfeited under Code
Section 411(a)(3)(B) or 411(a)(3)(D).

(f) If a Participant's termination of employment occurs while the Plan is a Top-Heavy Plan, such Participant's vested percentage in his Employer Contribution Account shall not be less than the percentage determined in accordance with the following table:

                                      Vested                  Forfeited
 Years of Service                   Percentage                Percentage
 ----------------                   ----------                ----------
       less than 2                      0%                       100%
 2 but less than 3                     20%                        80%
 3 but less than 4                     40%                        60%
 4 but less than 5                     60%                        40%
 5 but less than 6                     80%                        20%
 6 or more                            100%                         0%


(g) For any Year in which the Plan is a Top-Heavy Plan, the compensation limitation described in Section 416(d) of the Code shall apply.

(h) If the Plan becomes a Top-Heavy Plan and subsequently ceases to be such, the vesting schedule in Subsection (f) of this Section to the extent it is more favorable than any vesting schedule that may be contained in the Plan shall continue to apply in determining the vested percentage of any Participant who had at least five years of Service as of December 31 in the last Year of top-heaviness. For other Participants, said more favorable schedule shall apply only to their Employer Contribution Account balance as of such December 31. For the purposes of Subsection (f), Year of Service shall be defined in the same manner as the term Year of Service is used for vesting purposes in the event the Plan is amended to include a vesting provision.

(i) Notwithstanding any contrary provisions contained herein, for any Year in which the Plan is a Top-Heavy Plan, any benefits to which the Participant who is a Key Employee is entitled shall commence not later than the Participant's taxable year in which he or she attains age 70-1/2, whether or not his or her employment has terminated in such year. If a benefit distribution under the Plan is made to a Key Employee before he or she attains age 59-1/2, and during a Year in which the Plan is a Top-Heavy Plan, the Participant shall be advised by the Committee that an additional income tax may be imposed equal to 10% of the portion of the amount so received which is included in his or her gross income for such taxable year, unless such distribution is made on account of death or Disability.

(j) For any Year in which the Plan is a Top-Heavy Plan, Section 5.4(c) shall be read by substituting the number "1.00" for the number "1.25" wherever it appears therein except such substitution shall not have the effect of reducing any benefit accrued under a defined benefit plan prior to the first day of the Year in which this provision becomes applicable.

(k) Neither Elective Deferrals nor Matching Contributions may be taken into account for the purpose of satisfying the minimum top-heavy contribution requirement.

                             ARTICLE VI. - BENEFITS

     6.1 ENTITLEMENT TO BENEFITS: If a Participant's employment with the Employer is terminated for any reason, he or she shall be vested in the entire amount in each of his or her Accounts as of the Valuation Date or Special Valuation Date which occurs on or following such termination of employment as determined in accordance with Section 5.2(a), hereof. Except as provided in
Section 6.3(c), hereof, payment of benefits shall commence promptly after such termination of employment, but in no event shall such Participant be entitled to receive such entire amount sooner than 45 days after such Valuation Date.

     6.2 DEATH: (a) In the event that the termination of employment of a Participant is caused by his or her death, his or her Beneficiary shall be vested in, and paid the entire amount of, each of the deceased Participant's Accounts as of the Valuation Date or Special Valuation Date which occurs on or following such termination of employment as determined in accordance with
Section 5.2(a), hereof, but in no event shall such Beneficiary be entitled to receive such entire amount earlier than the later of (i) 45 days after such Valuation Date, or (ii) the date the Committee is reasonably satisfied that such Beneficiary is otherwise entitled to receive such entire amount.

(b) Payment of benefits due under this Section shall be made in accordance with
Section 6.3.

     6.3 PAYMENT OF BENEFITS: (a) Upon a Participant's or Beneficiary's entitlement to payment of benefits under Section 6.1 or 6.2 he or she shall file with the Committee his or her written application therefor on such form or forms, and subject to such reasonable conditions, as the Committee shall provide. The Committee shall make payment of benefits in lump sum only, provided that any benefits, rights or features protected under Code Section 411(d)(6) for Accounts transferred from a prior employer's plan shall continue to be available but only as to the Accounts so transferred.

(b) The Committee shall follow a Participant's Beneficiary designation made pursuant to Section 6.4. Payment to a Participant's Beneficiary shall be made or commence as soon as practicable after a Participants death and upon such proofs of death and entitlement to benefits as the Committee may require, but in event later than five years after the Participant's death.

(c) If the total value of the Participant's Accounts is $3,500 or less, the Committee shall direct the distribution of such amount to the Participant in a lump sum distribution without the consent of the Participant. Notwithstanding the foregoing sentence, a Participant who is age 55 or older and whose employment is terminated (other than by death) or a Participant whose employment is terminated because of Disability may elect to defer the lump sum distribution he or she is entitled to under the Plan for any length of time allowable under applicable law, subject to Section 6.7. Any such elections shall be made in accordance with the rules and procedures the Committee may prescribe.

If the total value of the Participant's Account is in excess of $3,500, no distribution shall be made to the Participant before he attains age 62 without his written consent. Unless the Participant elects otherwise, distribution of his benefits shall begin not later than the 60th day after the close of the Plan Year in which occurs the latest of (i) the Participant's Separation from Service, (ii) the tenth anniversary of the year in which the Participant commenced participation in the Plan, or (iii) the Participant's 65th birthday.

(d) The amount which a Participant or Beneficiary is entitled to receive at any time and from time to time may be paid, in the discretion of the Participant or Beneficiary, in cash or in Employer Stock, or in any combination thereof, provided, however, payment in Employer Stock may be limited to the extent a Participant's Account balances are invested in whole shares of such Employer Stock under Section 7.1(i), and the Committee may require that all such Employer Stock be transferred to such Participant or Beneficiary.

     6.4 DESIGNATION OF BENEFICIARY: (a) Each Participant from time to time may designate any person or persons (who may be designated contingently or successively and who may be an entity other than a natural person) as his or her Beneficiary or Beneficiaries to whom his Plan benefits are paid if he or she dies before receipt of all such benefits. Each Beneficiary designation shall be in the form prescribed by the Committee, will be effective only when filed with the Committee during the Participant's lifetime, and, if the Committee allows, may specify the method of payment of his or her benefits to the Beneficiary. Each Beneficiary designation filed with the Committee will cancel all Beneficiary designations previously filed with the Committee. The revocation of a Beneficiary designation by a Participant no matter how effected, shall not require the consent of any designated Beneficiary unless the Beneficiary affected is the Participant's spouse, in which case such spouse's consent shall be required to effect any such revocation in accordance with Section 6.4(c). By designating a Beneficiary or Beneficiaries as hereunder provided, a Participant grants the Committee the discretion, in good faith, to make benefit payment(s) to any Beneficiary or Beneficiaries named by such Participant despite any dispute by any person or persons claiming such benefits, and holds the Plan, the Employer and the Committee harmless from any claims arising out of any such good faith payment(s) of benefits. Each Participant by designating a Beneficiary or Beneficiaries, authorizes the Committee to retain any benefits otherwise payable in the Trust Fund or, in its sole discretion, pay-over such benefits to a court or other tribunal of competent jurisdiction pending the final and binding disposition of any dispute as to the proper Beneficiary or Beneficiaries by agreement of the parties or by a judgement of such court or other tribunal of competent jurisdiction, as the case may be.

(b) If any Participant fails to designate a Beneficiary in the manner provided above, or if the Beneficiary or Beneficiaries designated by a deceased Participant die(s) before him or her or before complete distribution of the Participant's benefits, the Committee, in its sole discretion, may direct the Trustee to distribute such Participant's benefits (or the balance thereof) in the following order to:

     (i) The surviving spouse of such Participant or, if not living,

     (ii) The estate of such Participant.

(c) Notwithstanding anything contained herein to the contrary, a Participant may not name as a Beneficiary someone other than his or her spouse, and such designation shall have no effect, unless his or her spouse consents thereto, in a signed writing which is notarized or witnessed by a Plan representative, or if the Committee determines in its sole discretion that such consent is not obtainable for good cause shown, consistent with applicable law.

     6.5 WITHDRAWALS: (a) Subject to Subsections (b), (c), (d), and (e) of this
Section 6.5, any Participant may make a withdrawal of all or part of his or her Employee Contribution Account, Salary Reduction Contribution Account and Vested Rollover Contribution Account, provided, however, that withdrawals must be made of all amounts in each classification below (listed in descending order) before amounts in the next lower classification may be withdrawn.

          (i) Employee Contribution Account.

          (ii) Salary Reduction Contribution Account.

          (iii) Vested Rollover Contribution Account.

(b) A Participant must have attained age 59-1/2 or have been determined by the Committee to have a "hardship" in accordance with Section 6.5(d) in order to qualify for a withdrawal under Section 6.5(a) with respect to his or her Salary Reduction Contribution Account and/or Vested Rollover Contribution Account balances. Except for a Participant who is age 59-1/2 or older and who withdraws his entire Account balances, a Participant may not withdraw any amounts from his or her Employer Contribution Account.

(c) Application for withdrawals shall be made on such forms as the Committee prescribes and as permitted herein, and may be made once each calendar month. Except as provided in Section 6.5(e), distribution of withdrawals shall be made in a lump sum within 45 days following the Valuation Date or Special Valuation Date immediately following receipt by the Committee of a properly completed application. Withdrawal distributions shall be based on the value of the Participant's Account(s) as of the Valuation Date or the Special Valuation Date occurring in the same calendar month as the application is received, and subject to the provisions of Section 6.6, may be made in the discretion of the Participant in the form of cash, or in Employer Stock or in any combination thereof, provided, however, payment in Employer Stock shall be limited to the extent a Participant's Account balances are invested in whole shares of such Employer Stock under Section 7.1(i) and the Committee may require that all such Employer Stock be transferred to such Participant or Beneficiary.

(d) Distribution of Elective Deferrals (and earnings thereon accrued as of December 31, 1988) may be made to a Participant in the event of hardship. For the purposes of this Section, hardship is defined as an immediate and heavy financial need of the Employee where such Employee lacks other available resources. The following are the only financial needs considered immediate and heavy: deductible medical expenses (within the meaning of Section 213(d) of the Code) of the Employee, the Employee's spouse, children, or dependents; the purchase (excluding mortgage payments) of a principal residence for the Employee; payment of tuition for the next twelve months of post-secondary education for the Employee, the Employee's spouse, children or dependents; or the need to prevent the eviction of the Employee from, or a foreclosure on the mortgage of, the Employee's principal residence. A distribution will be considered as necessary to satisfy an immediate and heavy financial need of the Employee only if:

     (i) The Employee has obtained all distributions other than hardship distributions, and all nontaxable loans under all plans maintained by the
     Employer:

     (ii) All plans maintained by the Employer provide that the Employee's Elective Deferrals (and Employee Contributions) will be suspended for twelve months after the receipt of the hardship distribution;

     (iii) The distribution is not in excess of the amount of an immediate and heavy financial need; and

     (iv) All plans maintained by the Employer provide that the Employee may not make Elective Deferrals for the Employee's taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under Section 402(g) of the Code for such taxable year less the amount of such Employee's Elective Deferrals for the taxable year of the hardship distribution.

A distribution based upon financial hardship cannot exceed the amount required to meet the immediate financial need created by the hardship and not reasonably available from other resources of the Participant. Entitlement to a distribution based on financial hardship shall be determined by the Committee in its sole and exclusive discretion. The Committee may require such reasonable proof of immediate financial need as it deems necessary to uniformly and fairly administer this Section 6.5, as a condition precedent to any distribution by reason of financial hardship.

(e) Notwithstanding anything contained in Section 6.5(b) regarding the age of a Participant or financial hardship, to the contrary, a Participant may withdraw all or a portion of his or her Employee Contribution Account once each calendar month regardless of his or her age or the existence of any financial hardship if such Participant satisfies all of the other terms and conditions contained in this Section 6.5.

     6.6 DEBITING OF INVESTMENT FUNDS: If a Participant making less than a total withdrawal of his or her Accounts under Section 6.5 has his or her Accounts invested in more than one Investment Fund, the amount withdrawn from his or her Accounts shall be debited, on a pro rata basis, against each Investment Fund in which such Accounts are invested.

     6.7 REQUIRED DISTRIBUTIONS: Distribution of Account balances of a Participant will be made by April 1 of the year following the calendar year in which the Participant attains age 70-1/2, and any balances that arise thereafter will be distributed by each December 31 thereafter. If the Participant has not yet terminated employment and has balances invested in Employer Stock under the Common Stock Fund, the distribution of such balances shall, to the maximum extent possible, be made in whole shares of Employer Stock.

     6.8 DISTRIBUTION REQUIREMENTS: (a) Elective Deferrals, Qualified Non-elective Contributions, and Qualified Matching Contributions and income allocable to each, must comply with the distribution requirements under Section 401(k)(2)(B) of the Code.

(b) Elective Deferrals, Qualified Non-elective Contributions, and Qualified Matching Contributions, and income allocable to each are not distributable to a Participant or his or her Beneficiary or Beneficiaries in accordance with such Participant's or Beneficiary or Beneficiaries' election, earlier than upon separation from service, death or disability.

(c) Such amounts may also be distributed upon:

     (i) Termination of the Plan without the establishment of another defined contribution plan.

     (ii) The disposition by a corporation to an unrelated corporation of substantially all of the assets (within the meaning of Section 409(d)(2) of the Code) used in a trade or business of such corporation if such corporation continues to maintain this Plan after the disposition, but only with respect to Employees who continue employment with the corporation acquiring such assets.

     (iii) The disposition by a corporation to an unrelated entity of such corporation's interest in a subsidiary (within the meaning of Section 409(d)(3) of the Code) if such corporation continues to maintain this plan, but only with respect to Employees who continue employment with such subsidiary.

     (iv) The attainment of age 59-1/2 in the case of a profit-sharing plan.

     (v) The hardship of the Participant subject to the provisions of Section 6.5(d) of the Plan.

All distributions that may be made pursuant to one or more of the fore-going distributable events are subject to the spousal and Participant consent requirements (if applicable) contained in Sections 401(a)(11) and 417 of the Code.

     6.9 LOANS TO PARTICIPANTS: (a) The Committee may, in its sole discretion, and upon such terms and conditions as it may require, direct the Trustee to loan a Participant an amount which, when added to all loans outstanding under the Plan and made by the Participant does not exceed the allowable portion, as determined under the following table, of the Participant's total Account balances:


                                                       Maximum Loan
                                                (Allowable Portion of Total
Total Vested Balance                                 Account Balances)
- --------------------                            ---------------------------
         0 - 999                                             0%
  $1,000 or more                                       50% but not to
                                                       exceed $50,000

(b) If the Participant participates in another plan or plans by the Employer or any of the members of the controlled group of corporations of which the Employer is a part which allow(s) loans, the maximum loan limits reflected in the above table apply in the aggregate to the Plan and any such other plan or plans less any Matching Contributions made under the Plan.

(c) For purposes of this Section, "Total Account Balance" means the total dollar value, as of the Valuation Date or Special Valuation Date coinciding with or immediately preceding the date of the loan, of the Participant's Accounts.

(d) Although used in determining the Total Account Balances, the Employer Contribution Account balance is not available for loan.

(e) All loans shall be subject to the approval of the Committee which shall investigate each application for a loan.

(f) In addition to such rules and regulations as the Committee may adopt, all loans shall comply the following terms and conditions:

1. An application for a loan by a Participant shall be made in writing to the Committee whose action thereon shall be final.

2. The period of repayment for any loan shall be arrived at by mutual agreement between the Committee and the borrower, but such period in no event shall exceed five years, except that such five-year repayment rule shall not apply to any loan used for the purpose of establishing or preserving a home which is the Participant's principal residence.

3. Each loan shall be made against collateral being the assignment of the borrower's entire right, title and interest in and to the Trust Fund, supported by the borrower's collateral promissory note for the amount of the loan, including interest, payable to the order of the Trustee.

4. Each loan shall bear interest at a rate to be fixed by the Committee and, in determining the interest rate, the Committee shall take into consideration interest rates currently being charged. The Committee shall not discriminate among Participants in the matter of interest rates; but loans granted at different times may bear different interest rates if, in the opinion of the Committee, the difference in rates is justified by a change in general economic conditions.

5. No distribution, other than a hardship withdrawal which is approved by the Committee pursuant to Section 6.5 shall be made to any Participant or to a Beneficiary of any such Participant unless and until all unpaid loans, including accrued interest thereon, have been repaid.

6. Notwithstanding anything contained herein to the contrary, a Participant may not obtain a loan unless it is consented to by his or her spouse in a signed writing which is notarized or witnessed by a Plan representative or if the Committee determines in its sole discretion that such consent is not obtainable for good cause shown, consistent with applicable law.

                  ARTICLE VII. - INVESTMENT OPTIONS, TRUST FUND

     7.1 INVESTMENT OPTIONS: Each Participant shall designate the Investment Fund(s) under which contributions made pursuant to Sections 4.1(a), and 4.3, hereof, are to be invested. Initially, there shall be five such investment funds, as hereinafter indicated:

     (i) A Common Stock Fund, consisting of Employer Stock;

     (ii) Two Equity Funds, consisting of common stock and other equity securities, held directly or indirectly; and

     (iii) A Fund, consisting of interest bearing accounts, certificates of deposit, or bonds, debentures and other evidences of indebtedness issued by corporations and governmental units.

     (iv) A Fixed Fund, consisting of "guaranteed" investment contracts with insurance companies.

Following the transfer of assets to this Plan from plans of The Dial Corp ("Dial") and the Committee's decision to establish a new Investment Fund in connection therewith, the new Investment Fund indicated below shall be added to the foregoing list:

     (v) A Dial Common Stock Fund consisting of Dial common stock. This Investment Fund shall be subject to the special rules in Section 7.8.

                                     VII-1

The Committee and the Trustees may change Investment Funds or add Investment Funds at any time.

     7.2 INVESTMENT OF CONTRIBUTIONS: (a) Each Participant may elect with respect to future contributions to his Employee Contribution Account, Salary Reduction Contribution Account and Vested Rollover Contribution Account to have the aggregate contributions to such Account(s) invested in increments of 5% of the total contributions in an Investment Fund or Funds.

(b) Each Participant may make such elections by filing an election form with the Committee in the form prescribed by it, upon becoming a Participant. Such elections may be changed as frequently as daily in accordance with procedures established by the Committee and the Trustee.

     7.3 INVESTMENT TRANSFERS: (a) Subject to all of the other provisions herein contained, each Participant may elect as frequently as daily to have the assets in any or all Investment Fund(s), in increments of 5% of the total, transferred to any one or more other Investment Fund(s).

(b) Each Participant may change his election by properly completing and filing an election form with the Committee in the form prescribed by it or by contacting the Trustee in accordance with procedures established by the Committee.

     7.4 TRANSFER OF ASSETS: The Committee shall direct the Trustee to transfer monies or other property from the appropriate Investment Funds to the other Investment Funds as may be necessary to carry out the aggregate


                                     VII-2
transfer transactions after such Committee has caused the necessary entries to be made in the Participants' Accounts and in the Investment Funds and has reconciled offsetting transfer elections, in accordance with uniform rules therefor established by such Committee.

     7.5 TRUST FUND: (a) All contributions under this Plan shall be paid to the Trustee and deposited in the Trust Fund. However, all contributions made by the Employer are expressly conditioned upon the continued qualification of the Plan under the Code, including any amendments to the Plan. Upon the Employer's request, a contribution which was made by a mistake of fact, or conditioned upon qualification of the Plan or any amendment thereof shall be returned to the Employer within one year after the payment of the contribution, or the denial of the qualification, whichever is applicable.

(b) Except as provided above, all assets of the Trust Fund, including investment Income, shall be retained for the exclusive benefit of Participants and Beneficiaries and shall be used to pay benefits to such persons or to pay administrative expenses of the Plan and Trust Fund to the extent not paid by the Employer and shall not revert to or inure to the benefit of the Employer.

     7.6 TENDER OFFERS: As soon as practicable after the commencement of a tender offer or exchange offer ("Offer") for shares of Employer Stock, the Committee shall use its reasonable best efforts to cause each Participant (who has an Account allocated in whole or in part to Employer Stock) to be advised in writing of the terms of the Offer, together with forms by which the Participant may instruct the Committee to instruct the


                                     VII-3

Trustee, or revoke such instruction, to tender shares credited to his or her Account, to the extent permitted under the terms of any such Offer. The Trustee shall follow the directions of the Committee but the Trustee shall not tender shares for which no instructions are received. In advising Participants of the terms of the Offer, the Committee may include statements from the management of GFC Financial Corporation setting forth its position with respect to the Offer. The giving of instructions to the Trustee to tender shares of Employer Stock and the tender thereof shall not be deemed a withdrawal or suspension from the Plan or a forfeiture of any portion of the Participant's interest in the Plan. The number of shares of Employer Stock to which a Participant may provide instructions shall be the total number of shares credited to his or her Account(s), whether or not the shares are vested, as of the close of business on the day preceding the date on which the tender offer commences or such earlier date which shall be designated by the Committee which the Committee, in its sole discretion, deems appropriate for reasons of administrative convenience. Any securities received by the Trustee as a result of a tender of shares hereunder shall be held, and any cash so received shall be invested in short-term investments, for the account of each Participant with respect to whom shares of Employer Stock were tendered pending any reinvestment by the Trustee, as it may deem appropriate, consistent with the purposes of the Plan.

     7.7 VOTING RIGHTS IN EMPLOYER STOCK:

     (a) Each Participant (whose Account has allocated to it any shares of Employer Stock) and each Beneficiary or alternate payee (within the meaning of section 414(p) of the Code) having a presently enforceable interest in the Accounts of a Participant is, for purposes of this Section


                                     VII-4

7.7 hereby designated a "named fiduciary," within the meaning of Section 403(a)(1) of ERISA (hereinafter referred to as a "Named Fiduciary") and shall be a Fiduciary (within the meaning of Section 2.1(hh)), for purposes of performing the fiduciary duties described by this Section 7.7. Pursuant to the provisions of Section 8.1, each Named Fiduciary shall be the sole Fiduciary responsible for performing the fiduciary duties assigned hereunder, and no other Plan Fiduciary shall be responsible to ensure that such Named Fiduciaries discharge their duties hereunder.

     (b) Each Named Fiduciary shall be responsible to direct the Trustee in writing as to the manner in which the Employer Stock allocated to his or her Accounts (or to the Accounts in which the Named Fiduciary has an interest, but only to the extent of his or her interest in such Accounts) is to be voted on each matter brought before an annual or a special shareholders' meeting and to revoke such instruction to the extent permitted under the terms of such vote. Such instruction or revocation thereof shall apply to the total number of shares (including fractional shares) of Employer Stock allocated to each Named Fiduciary's Accounts (or to the Accounts in which the Named Fiduciary has an interest, but only to the extent of his or her interest in such Accounts), whether or not vested, as of the record date for the shareholders' meeting or such earlier date which shall be designated by the Committee which the Committee, in its sole discretion, deems appropriate for reasons of administrative convenience.

     (c) Within a reasonable time before each shareholder's meeting, the Committee cause each Named Fiduciary to be notified of each occasion for directing the Trustee regarding the voting of Employer Stock. Information provided to each Named Fiduciary shall include all proxy solicitation and other materials distributed by the Employer or by management and others who may solicit proxies to shareholders with regard


                                     VII-5
to such exercise of voting rights, together with a form stating the number of shares of Employer Stock attributable, for voting purposes, to such Named Fiduciary and requesting directions on how such shares of Employer Stock held by the Trustee in the Trust shall be voted. The Committee shall use its reasonable best efforts to cause each Named Fiduciary entitled to direct the Trustee to receive such notices and forms.

     (d) Upon timely receipt of written directions from Named Fiduciaries, the Trustee shall, on each such matter, vote as directed the appropriate number of shares (as determined under this Section 7.7 and including fractional shares) of Employer Stock held by the Trustee in the Trust, and the Trustee shall have no discretion in such matter. To the extent that a Named Fiduciary does not direct the Trustee with respect to the voting of Employer Stock attributable, for voting purposes, to such Named Fiduciary, such Named Fiduciary shall be deemed to have exercised his or her fiduciary prerogative to refrain from having such Employer Stock voted and the Trustee shall not vote such shares of Employer Stock. The Trustee shall have no discretion in such matter.

     (e) In the case of a merger, tender offer, or other major corporate transaction requiring approval by more than the majority normally required for other shareholder votes, the instructions received by the Trustee (or the Trustee's designate) from Named Fiduciaries shall be held by the Trustee (or the Trustee's designate) in confidence and shall not be divulged or released to any person, including officers or employees of the Employer; provided, however, that to the extent necessary for the operation of the Plan, such instructions may be relayed by the Trustee (or the Trustee's designate) to a record keeper, auditor or other person providing services to the Plan if such person (i) is not the Employer, and (ii)


                                     VII-6
agrees not to divulge such directions to any other person, including employees, officers and directors of the Employer.

     7.8 SPECIAL RULES FOR ASSETS TRANSFERRED FROM DIAL PLANS:

(a) The following rules shall apply if the Plan receives Dial common stock and other assets from Dial plans as provided in Section 11.2. In connection with Dial's distribution of Employer Stock to its shareholders, Participants for whom Dial common stock is received from Dial plans shall be allowed to elect to keep or dispose of such stock in this Plan. Such an election shall initially be offered as soon as practicable, and a similar election shall be offered thereafter on each regular investment election date of the Plan. Any such election shall be subject to the additional rules and restrictions below.

(b) For Participants who elect to dispose of Dial stock, the following investment rules shall apply.

    (i) If such Dial stock was in a Participant's Employer Contribution Account, it shall be replaced with Employer Stock (by means of either a sale and reinvestment or an arm's-length exchange with a person who is not a party in interest under ERISA or a disqualified person under the Code) and invested in the Common Stock Fund. Thereafter, such Employer Stock in the Employer Contribution Accounts of such Participants will be subject to the Plan's normal rules requiring such investments to remain in Employer Stock, as provided in Section 5.10(c), and to the Plan's normal rules for making distributions of balances in the Employer Contribution Account that are invested in this manner.


                                     VII-7

         (ii) If such Dial stock was in a Participant's Employee Contribution Account, Salary Reduction Contribution Account, or Vested Rollover Contribution Account, it shall be sold in an arm's-length transaction and the proceeds shall be reinvested in available Investment Funds according to the Participant's most recent investment election for Elective Deferrals (or a special investment election if there is no such election for Elective Deferrals) and shall thereafter be subject to the Plan's normal rules for investments and distributions of balances in such Accounts.

(c) For Participants who elect to keep Dial stock, it shall be invested in the Dial Common Stock Fund and retained for them in a special subaccount of the Account in which it is held until an investment transfer out of the Dial Common Stock Fund is elected in accordance with the rules of this Article VII (including any special rules below that may apply) or until the time for distribution under the rules of the Plan. Notwithstanding the foregoing, however, the balance of a Participant's Account that is invested in the Dial Common Stock Fund may be cashed out for the purpose of making a loan to the Participant in any case where this treatment would apply to a similar Account balance that is invested in Employer Stock in the Common Stock Fund. Such cash-outs for the purpose of making a loan shall be subject to rules similar to those that would apply if the balance were invested in Employer Stock. When a distribution is due from the Dial Common Stock Fund following a Participant's termination of employment, the usual rules of the Plan shall apply, except that the Participant or Beneficiary shall be allowed to elect to receive the distribution from such Investment Fund in the form of whole shares of Dial common stock (plus cash in lieu of any fractional share) instead of receiving it in cash. The

                                     VII-8
dividends on Dial common stock and any other earnings of the Dial
Common Stock Fund shall be reinvested in other Investment funds as provided below.

         (i) If the Dial stock to be kept is in a Participant's Employer Contribution Account, the dividends on such stock and any other earnings of the Dial Common Stock Fund for such Account shall be reinvested in the Common Stock Fund for the purpose of acquiring Employer Stock. Under a special investment rule, a Participant may elect to transfer funds in his or her Employer Contribution Account out of the Dial Common Stock Fund on any regular investment election date of the Plan, but only for the purpose of moving such funds into the Common Stock Fund and acquiring Employer Stock thereunder. Funds in a Participant's Employer Contribution Account may not be transferred from the Common Stock Fund or any other Investment Fund into the Dial Common Stock Fund. Therefore, except in the case of stock dividends, stock splits, or nontaxable distributions with respect to dial stock, no Dial stock or other assets shall be added to the Dial Common Stock for a Participant's Employer Contribution Account.

         (ii) If the Dial stock to be kept is in a Participant's Employee Contribution Account, Salary Reduction Contribution Account, or Vested Rollover Account, the dividends on such stock and any other earnings of the Dial Common Stock Fund for such Accounts shall be reinvested in other Investment Funds according to the Participant's most recent investment election for Elective Deferrals (or a special investment election if there is no such election for Elective Deferrals). Participants shall be allowed to transfer funds for the Accounts


                                     VII-9
         listed in the preceding sentence into or out of the Dial Common Stock Fund under the same rules that apply to investment transfer between or among other Investment Funds for such Accounts.

(d) The Committee shall establish special rules and accounting procedures as necessary to preserve any distribution forms or other valuable rights that are protected by Code Section 411(d)(6) with respect to amounts attributable to assets transferred directly to this Plan from a Dial plan, including, to the extent applicable, rule requiring (i) the tracking of such amounts in special accounts, and (ii) with respect to amounts that can be traced to The Dial Corp Employees' Stock Ownership Plan, the preservation of the Code Section 401(a)(28) right of diversification, the Code Section 4975(e)(7) right to receive distributions in the form of Dial common stock, and the Code Section 409(o) right to receive a distribution that complies with certain timing requirements.


                                     VII-10

                         ARTICLE VIII. - ADMINISTRATION

         8.1  ALLOCATION OF RESPONSIBILITY AMONG FIDUCIARIES FOR PLAN AND TRUST
ADMINISTRATION: The Fiduciaries shall have only those specific powers, duties, responsibilities and obligations as are specifically given them under the Plan or the Trust. The Board of Directors of GFC Financial Corporation shall have the sole authority to appoint and remove the Trustee. GFC Financial Corporation shall have the sole authority to appoint and remove the Committee, and any Investment Manager which may be provided for under and defined in the Trust, and to amend or terminate, in whole or in part, this Plan or the Trust. GFC Financial Corporation shall have the final responsibility for administration of the Plan, which responsibility is specifically described in this Plan and the Trust. The Committee, appointed pursuant to Section 8.2, hereof, shall have the specific delegated powers and duties described in the further provisions of this Article VIII, and such further powers and duties as
hereinafter may be delegated to it by GFC Financial Corporation.   The Trustee
shall have sole responsibility for the administration of the Trust and the management of the assets held under the Trust, all as specifically provided in the Trust. Each Fiduciary warrants that any direction given, information furnished, or action taken by it shall be in accordance with the provisions of the Plan or the Trust, as the case may be, authorizing or providing for such direction, information or action. Furthermore, each Fiduciary may rely upon any such direction, information or action of another Fiduciary as being proper under this Plan or the Trust, and is not required under the Plan or the Trust to inquire into the propriety of any such direction, information or action. It is intended under the Plan and the Trust that each Fiduciary shall be responsible for the proper exercise of its own





                                     VIII-1
powers, duties, responsibilities and obligations under this Plan and the Trust and shall not be responsible for any act or failure to act of another Fiduciary. No Fiduciary guarantees the Trust Fund in any manner against investment loss or depreciation in asset value.

         8.2 APPOINTMENT OF COMMITTEE: A Committee consisting of at least three persons shall be appointed by and serve at the pleasure of the Chairman of the Board of GFC Financial Corporation to assist in the administration of the Plan. All usual and reasonable expenses of the Committee may be paid in whole or in part by the Employer, and any expenses not paid by the Employer shall be paid by the Trustee out of the principal or income of the Trust Fund. Any members of the Committee who are Employees shall not receive compensation with respect to their services for the Committee.

         8.3 CLAIMS PROCEDURE: The Committee shall make all determinations as to the right of any person to a benefit. Any denial by the Committee of the claim for benefits under the Plan by a Participant or Beneficiary shall be stated in writing by the Committee and delivered or mailed to the Participant or Beneficiary at his or her last address shown on Plan records; and such notice shall set forth the specific reasons for the denial, written to the best of the Committee's ability in a manner that may be understood without legal or actuarial counsel. In addition, the Committee shall afford a reasonable opportunity to any Participant or Beneficiary whose claim for benefits has been denied for a review of the decision denying the claim and, in the event of continued disagreement, may appeal to GFC Financial Corporation (or a benefits review committee appointed by it) whose decision shall be final.





                                     VIII-2

         8.4 RECORDS AND REPORTS: GFC Financial Corporation (or the Committee if so designated by it) shall exercise such authority and responsibility as it deems appropriate in order to comply with ERISA, other applicable law and governmental regulations issued thereunder relating to records of Participant's employment, Account balances, notifications to Participants' and annual reports to the Internal Revenue Service and Department of Labor. Each Employer agrees to abide by the directions of GFC Financial Corporation or its designee, in the exercise of its responsibilities hereunder.

         8.5 OTHER COMMITTEE POWERS AND DUTIES: The Committee shall have such duties and powers as may be necessary to discharge its duties hereunder, including, but not by way of limitation, the following:

(a) To construe and interpret the Plan, decide all questions of eligibility and determine the amount, manner and time of payment of any benefits hereunder;

(b) To prescribe procedures to be followed by Participants and Beneficiaries filing applications for benefits;

(c) To prepare and distribute, in such manner as the Committee determines to be appropriate, information explaining the Plan;





                                     VIII-3

(d) To receive from the Employer and from Participants and Beneficiaries such information as shall be necessary for the proper administration of the Plan;

(e) To furnish the Employer, upon request, such annual reports with respect to the administration of the Plan as are reasonable and appropriate;

(f) To receive, review and keep on file (as it deems convenient or proper) reports of the financial condition, and of the receipts and disbursements, of the Trust Fund from the Trustee; and

(g) To appoint or employ individuals to assist in the administration of the Plan and any other agents it deems advisable, including legal and actuarial counsel.

The Committee shall have no power to add to, subtract from or modify any of the terms of the Plan, or to change or add to any benefits provided by the Plan, or to waive or fail to apply any requirements of eligibility for a benefit under the Plan.

         8.6 RULES AND DECISIONS: The Committee may adopt such rules as it deems necessary, desirable or appropriate. All rules and decisions of the committee shall be uniformly and consistently applied to all Participants and Beneficiaries in similar circumstances. When making a determination or calculation, the Committee shall be entitled to rely upon information furnished by a Participant or Beneficiary, the Employer, the legal counsel of any such person or the Trustee.





                                     VIII-4

         8.7 COMMITTEE PROCEDURES: The Committee may act at a meeting or in writing without a meeting. The Committee shall elect one of its members as chairman, appoint a secretary, who may or may not be a Committee member, and advise the Trustee of such actions in writing. The secretary shall keep a record of all meetings and forward all necessary communications to the Employer, or the Trustee. The Committee may adopt such bylaws and regulations as it deems desirable for the conduct of its affairs. All decisions of the Committee shall be made by the vote of the majority including actions in writing taken without a meeting. A dissenting Committee member who, within a reasonable time after he or she has knowledge of any action or failure to act by the majority, registers his or her dissent in writing delivered to the other committee members, the Employer and the Trustee shall not be responsible for any such action or failure to act.

         8.8 AUTHORIZATION OF BENEFIT PAYMENTS: The Committee shall issue directions to the Trustee concerning all benefits which are to be paid from the Trust Fund pursuant to the provisions of the Plan, and shall warrant to the Trustee that all such directions are in accordance with the Plan.

         8.9 APPLICATION AND FORMS FOR BENEFITS: The Committee may require a Participant or Beneficiary to complete and file with the Committee an application for a benefit on the forms approved by the Committee, as a condition precedent to payment of benefits. The Committee may rely upon all such information so furnished it, including the Participant's or Beneficiary's current mailing address.





                                     VIII-5

         8.10 FACILITY OF PAYMENT: Whenever, in the Committee's opinion, a person entitled to receive any payment of a benefit or installment thereof hereunder is under a legal disability or is incapacitated in any way so as to be unable to manage his or her financial affairs, the Committee may direct the Trustee to make payments to such person or to his or her legal representative or to a relative or friend of such person for his or her benefit, or the Committee may direct the Trustee to apply the payment for the benefit of such person in such manner as the Committee may direct the Trustee to apply the payment for the benefit of such person in such manner as the Committee considers advisable. Any payment of a benefit or installment thereof in accordance with the provisions of this Section shall be a complete discharge of any liability for the making of such payment under the provisions of the Plan.

         8.11 INDEMNIFICATION OF THE COMMITTEE: The Committee and the individual members thereof shall be indemnified by the Employer and not from the Trust Fund against any and all liability arising by reason of any act or failure to act made in good faith pursuant to the provisions of the Plan, including expenses reasonably incurred in the defense of any claim relating thereto.





                                     VIII-6

                          ARTICLE IX. - MISCELLANEOUS



         9.1 NONGUARANTEE OF EMPLOYMENT: Nothing contained in the Plan shall be construed as a contract of employment between the Employer and any Employee, or as a right of any Employee to be continued in the Employment of the Employer, or as a limitation of the right of the Employer to discharge any of its Employees, with or without cause.

         9.2 RIGHTS TO TRUST ASSETS: No Employee, Participant, or Beneficiary shall have any right to, or interest in, any assets of the Trust Fund at any time, including upon termination of his or her employment or otherwise, except as provided from time to time under the Plan, and then only to the extent of the benefits properly payable under the Plan to a Participant or Beneficiary out of the assets of the Trust Fund. All payment of benefits as provided for the in Plan shall be made solely out of the assets of the Trust Fund to the extent sufficient, and none of the Fiduciaries or Employers shall be liable therefore in any manner.

         9.3 NONALIENATION OF BENEFITS: (a) Except as provided in Article VI or as required by law, benefits payable under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution or levy of any kind, either voluntary or involuntary, prior to actually being received by the person entitled to the benefit under the terms of the Plan; and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge or otherwise dispose of any right to benefits payable hereunder, shall be void. The Trust Fund shall not in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of any person entitled to benefits hereunder.

         9.4 NONFORFEITABILITY OF BENEFITS: Subject only to the specific provisions of the Plan, nothing shall be deemed to divest a Participant of his or her right to the nonforfeitable benefit to which he or she becomes entitled in accordance with the provisions of the Plan.

                 ARTICLE X. - AMENDMENTS AND ACTION BY EMPLOYER



         10.1 AMENDMENTS: GFC Financial Corporation reserves the right to make from time to time any amendment or amendments to the Plan which do not cause (i) any adverse consequences to any Participant's rights in his or her Account balances and Funds in which such balances are invested, or (ii) any part of the Trust Fund to be used for, or diverted to, any purpose other than the exclusive benefit of Participants or their Beneficiaries, provided, however, that GFC Financial Corporation may make any amendment it determines necessary or desirable, with or without retroactive effect, to comply with the Code and other applicable law

         10.2 ACTION BY GFC FINANCIAL CORPORATION: Any action by GFC Financial Corporation under the Plan may be by resolution of its Board of Directors, or by any person or persons duly authorized by resolution of said Board to take such action.

                  ARTICLE XI. - SUCCESSOR EMPLOYER AND MERGER
                           OR CONSOLIDATION OF PLANS

         11.1 SUCCESSOR EMPLOYER: In the event of the dissolution, merger, consolidation or reorganization of an Employer, provision may be made in the sole discretion of GFC Financial Corporation by which the Plan and Trust will be continued by the successor; and, in that event, such successor shall be substituted for Employer under the Plan. The substitution of the successor shall constitute an assumption of Plan liability by the successor and the successor shall have all of the powers, duties and responsibilities of the Employer under the Plan.

         11.2 CONDITIONS APPLICABLE TO PLAN MERGERS, CONSOLIDATIONS, OR ASSET
TRANSFERS: In the event of any merger or consolidation of the Plan with or transfer in whole or in part of the assets and liabilities of the Trust Fund and another trust fund held under any plan of deferred compensation maintained or to be established for the benefit of all or some of the Participants of the Plan, the assets of the Trust Fund applicable to such Participants shall be merged or consolidated with, or affected by a transfer to or from the other trust fund only if:

         (i) Each Participant would (if either this Plan or the other plan then terminated) receive a benefit immediately after the merger, consolidation or transfer, and retain other rights protected by Code
         Section 411(d)(6), which are not less than the benefit and the rights to which the Participant would have been entitled immediately before the merger, consolidation, or transfer (if either this Plan or the other plan had then terminated);

         (ii) Resolutions of the board of directors of the Employer (or a new or successor employer) of the affected Participants authorize the transaction and, in the case of a plan of a new or successor employer, assume the liabilities with respect to such Participants' participation in the new plan; and

         (iii) Such other plan is qualified under Section 401(a) of the Code and includes a provision similar to that in Section 11.2(i) above.

Pursuant to this Section 11.2 and consistent with the agreement between the Company and Dial in connect with Dial's distribution of Employer Stock to its stockholders, the Committee may allow this Plan to receive certain assets from Dial plans in accordance with the following rules. The assets and related account balances in the Dial Companies Capital Accumulation Plan relating to Participants who were previously covered by that plan shall be transferred in their entirety to the Accounts of such Participants in this Plan. In addition, the assets and the related account balances in The Dial Corp Employees' Stock Ownership Plan relating to Participants who were previously covered by that plan, other than Employer Stock, which shall be transferred to the Company's Employee Stock Ownership Plan rather than to this Plan, shall be transferred to the Accounts of such participants in this Plan.

                        ARTICLE XII. - PLAN TERMINATION

         12.1 RIGHT TO TERMINATE: In accordance with the procedures set forth in this Article, GFC Financial Corporation may terminate the Plan at any time in its entirety or with respect to any Employer or group of Employees or Participants. The Board of Directors of an Employer may terminate the Plan at any time with respect to its Employees or any group of its Employees or Participants, provided such Employer has made all contributions due to the Plan to the date of such termination.

         12.2 PARTIAL TERMINATION: Upon termination of the Plan by GFC Financial Corporation or by the Employer with respect to such Employer or a group of Employees or Participants of such Employer, the Trustee shall, in accordance with the directions of the Committee, allocate and segregate for the benefit of the Participants with respect to which the Plan is being terminated the proportionate interest of such Participants in the Trust Fund. The funds so allocated and segregated shall be used by the Trustee to pay benefits to or on behalf of Participants in accordance with Section 12.3.

         12.3 LIQUIDATION OF THE TRUST FUND: (a) Upon termination or partial termination of the Plan, the accounts of all P articipants affected thereby shall become fully vested, and the Committee may direct the Trustee: (a) to continue to administer the Trust fund and pay Account balances in accordance with Article VI to Participants affected by the termination upon their termination of employment or to their Beneficiaries upon such a Participant's death, until the Trust Fund has been liquidated; or (b) to distribute the assets remaining in the Trust Fund, after payment of any





                                     XII-1
expenses properly chargeable thereto, to Participants and Beneficiaries in proportion to their respective Account balances or rights thereto.

(b)  In case the Committee directs liquidation of the Trust Fund pursuant to
(a) above, the expenses of administering the Plan and Trust, if not paid by the Employer, shall be paid from the Trust Fund.

(c) The Trustee may delay distribution of assets under Section 12.3 pending receipt of written determination by the Internal Revenue Service that the Plan is qualified upon termination.





                                     XII-2

                        ARTICLE XIII. - ADOPTION OF PLAN

         13.1 ADOPTION AGREEMENT: (a) Subject to the approval of GFC Financial Corporation and consistent with the provisions of ERISA and other applicable law, an Affiliate may adopt the Plan for its Eligible Employees by entering into an Adoption Agreement in the form and substance prescribed by the Committee. To the extent approved by the Committee, each Affiliate may:

         (i) Modify the definition of Eligible Employee set forth in Section 2.2(d) hereof, with respect to its Employees; and

         (ii) Modify the definition of Compensation set forth in Section 2.3(d), hereof, with respect of its Employees.

Any such modification shall be reflected in the Adoption Agreement and may be amended from time to time by a written supplement to the Adoption Agreement with the approval of the Committee. Each Employer may determine the level of Employer contributions to be made by the Employer to the Employer Contribution Accounts of its Eligible Employees in each Year.

(b) The Committee may prospectively require that all provisions of the Plan be uniformly applied to an Employer, as set forth in the Plan, notwithstanding any modification provisions in an Adoption Agreement. GFC Financial Corporation may prospectively revoke or modify any Employer's participation in the Plan at any time and for any or no reason, without regard to the terms of any Adoption Agreement, or terminate the Plan with respect to such Employer's Employee Participants.

                                     XIII-1

(c) By Execution of an Adoption Agreement (each of which by this reference shall become a part of the Plan), the Employer agrees to be bound by all the terms and conditions of the Plan.

                                     XIII-2

                             FIRST AMENDMENT TO THE
                           GFC FINANCIAL CORPORATION
                           CAPITAL ACCUMULATION PLAN

         WHEREAS, the GFC Financial Corporation Capital Accumulation Plan (hereinafter called the "Plan") became effective as of March 18, 1992; and

         WHEREAS, under Article X of the Plan, GFC Financial Corporation (hereinafter called the "Employer") has reserved the right to amend the Plan in whole or in part at any time and from time to time, subject to certain restrictions set forth in the Plan; and

         WHEREAS, pursuant to section 10.2 of the Plan the Board of Directors of the Employer has delegated the authority to the Plan Committee to amend the Plan provisions governing the procedures for the voting of shares of stock of the Employer held by the Plan or its related Trust,

         NOW THEREFORE, the Committee deems it advisable to amend the Plan in the manner hereinafter set forth and, hereby adopts this First Amendment on behalf of the Employer as follows:

         In order to amend section 2.1(hh) of the Plan, pages II-10 through II-11 of the existing Plan are removed and replaced by the attached replacement pages II-10 and II-11, which are incorporated herein by this reference.

         In order to amend section 7.7 of the Plan, pages VII-4 through VII-9 of the existing Plan are removed and replaced by the attached replacement pages VII-4 through VII-10, which are incorporated herein by this reference.

         The terms used in this First Amendment, which are defined in the Plan, shall have the same meaning given to such terms in the Plan.

         Except as modified by this First Amendment, the Plan shall continue in full force and effect and the Plan and all amendments thereto shall be read, taken and construed as one and the same document.

         Executed at Phoenix, Arizona as of this ____ day of March, 1993 to be effective as of January 1, 1993.

                                            GFC FINANCIAL CORPORATION

                                            /s/ ROBERT KORTE
                                            ------------------------------------
                                            Robert Korte, Committee Member

                                            /s/ DEBBIE INMAN
                                            ------------------------------------
                                            Debbie Inman, Committee Member

                                            /s/ LINDA DARDAP
                                            ------------------------------------
                                            Linda Darda, Committee Member

                                                              For the "Employer"

                           GFC FINANCIAL CORPORATION
                           CAPITAL ACCUMULATION PLAN

                             UCA 1992 AND OBRA 1993
                                   AMENDMENTS

         WHEREAS, the GFC Financial Corporation Capital Accumulation Plan (hereinafter called the "Plan") became effective as of March 18, 1992; and

         WHEREAS, under Article 10 of the Plan, GFC Financial Corporation (hereinafter called the "Company") has reserved the right to amend the Plan in whole or in part at any time and from time to time, subject to certain restrictions set forth in the Plan; and

         WHEREAS, pursuant to Section 9.1 of the Plan the Board of Directors of the Company has delegated the authority to the Company's Chief Executive Officer and the Committee appointed pursuant to the term of the Plan to amend the Plan to maintain its qualified status under the Internal Revenue Code,

         NOW THEREFORE, the Chief Executive Officer and the Committee deem it advisable to amend the Plan in the manner hereinafter set forth:

PART I. In order to comply with the requirements of Internal Revenue Code
Section 401(a)(31), the Plan is hereby amended by the adoption of the following IRS Model Amendment under Rev. Proc. 93-12, effective as of January 1, 1993:

"Article XIV.  Direct Rollovers.

         Section 14.1. This Article applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Article, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

Section 14.2.  Definitions.

         (a)  "Eligible Rollover Distribution":  An Eligible
Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

         (b) "Eligible Retirement Plan": An Eligible Retirement Plan is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

         (c) "Distributee": A Distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

         (d) "Direct Rollover": A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee."

PART II. In order to comply with the requirements of Internal Revenue Code Sections 411(a)(11) and 417, the Plan is further hereby amended by the adoption of the following IRS Model Amendment under Rev. Proc. 93-47 effective as of January 1, 1993:

"Section 14.3.  Waiver of Thirty Day Notice.

             If a distribution is one to which sections 401(a)(11) and 417 of the Code do not apply, such distribution may commence less than 30 days after the notice required under Regulations Section 1.411-11(c) is given, provided that:

                  (1) the Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

                  (2) the Participant, after receiving the notice, affirmatively elects a distribution."

PART III. In order to comply with the requirements of Internal Revenue Code
Section 401(a)(17), the Plan is hereby amended by the addition of the following IRS Model Amendment under Rev. Proc. 94-13 effective as of January 1, 1994:

"Article XV.  Limitations on Pensionable Compensation.

         In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Compensation of each employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

         For Plan Years beginning on or after January 1, 1994, any reference in this plan to the limitation under Section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

         If Compensation for any prior determination period is taken into account in determining an employee's benefits accruing in the current plan year, the Compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000."

         Dated this 28th day of December, 1994.

                                 GFC Financial Corporation

                                 /s/ SAMUEL L. EICHENFIELD
                                 -----------------------------------------------
                                 Samuel L. Eichenfield,
                                 Chief Executive Officer

                                 /s/ DE ANN CLARK
                                 -----------------------------------------------
                                 De Ann Clark, Committee Member

                                 /s/ ROBERT M. KORTE
                                 -----------------------------------------------
                                 Robert M. Korte, Committee Member

                                 /s/ BRUNO A. MARSZOWSKI
                                 -----------------------------------------------
                                 Bruno A. Marszowski, Committee Member

                           GFC FINANCIAL CORPORATION
                           CAPITAL ACCUMULATION PLAN
                               ADOPTION AGREEMENT

         This Agreement adopting the GFC Financial Corporation Capital Accumulation Plan established as of March 18, 1992 (hereinafter the "Plan") is made by TriCon Capital Corporation (hereinafter the "Employer") and approved by GFC Financial Corporation (hereinafter "GFCFC")as of the date last set forth below.

                                    RECITALS

         WHEREAS, the Plan has been created to benefit certain Employees who are actively employed by GFC Financial Corporation and certain of its Affiliates; and

         WHEREAS, Employer, as an Affiliate, wishes its Employees to have the opportunity to participate in the Plan, effective as of the Commencement Date, set forth below;

         WHEREAS, GFCFC, has approved certain modifications of the Plan, as set forth below, for the benefit of the Employees of the Employer;

         NOW, THEREFORE, in consideration of the agreements hereinafter recited and made, and for other good and valuable consideration, the receipt and sufficiency of which are by the parties hereby acknowledged, the Plan, by its Committee, GFCFC, and the Employer agree as follows:

                                   AGREEMENT

         1. Subject to the approval of the Chairman of TriCon Capital Corporation and consistent withprovisions of the Plan as amended herein with the approval of GFC Financial Corporation, and consistent with ERISA, and other applicable law, Employer shall participate in the Plan commencing on May 1, 1994 (hereinafter the "Commencement Date").

         2. For purposes of the Plan, the term Eligible Employee shall be as provided in the Plan, provided that the service of any Employee of the Employer who is a "Transferred Employee" within the meaning of the Assets Purchase Agreement between Bell Atlantic TriCon Leasing Corporation and the Employer shall include eligibility service prior to May 1, 1994 with Bell Atlantic TriCon Leasing Corporation and with any affiliate of Bell Atlantic TriCon

Leasing Corporation which entitled the Transferred Employee to service credit under the April 20, 1990 Revisions of the Bell Atlantic Savings Plan for Salaried Employees as amended and restated effective as of January 1, 1990, except as otherwise noted (hereinafter the "Bell Atlantic Plan").

         3. For the purposes of the Plan, the term Compensation shall be as provided in the salary definition and Appendix II under the Bell Atlantic Plan.

         4. Employer shall make Salary Reduction Contributions and After-Tax Salary Deductions to the Trustee for the Accounts of its Eligible Employees who participate in the Plan in the percentages per payroll period provided in Sections 4(a) and 4(b) of the Bell Atlantic Plan, at such times as directed by the Committee.

         5. All optional forms of distribution provided under the Bell Atlantic Plan shall, to the extent required under Internal Revenue Code Section 411(d)(6), be preserved under the Plan for the benefits of Eligible Employees which are transferred from the Bell Atlantic Plan to this Plan.

         6. By execution of this Adoption Agreement, Employer agrees to be bound by all of the terms and conditions of the Plan and Trust which, by this reference are made a part hereof as if set forth in their entirety herein, as amended as provided herein. The terms used in this Adoption Agreement shall have the same meaning as set forth in the Plan, unless expressly otherwise provided herein.

Signed this 30th day of April, 1994 by:

GFC Financial Corporation

By /s/ S. EICHENFIELD
  -----------------------
  Chief Executive Officer

TriCon Capital Corporation

By /s/ S. EICHENFIELD
  ----------------------------
  Chairman

GFC Financial Corporation Capital
Accumulation Plan

By /s/
  ----------------------------
  Committee Chairman

                           GFC FINANCIAL CORPORATION
                           CAPITAL ACCUMULATION PLAN
                               ADOPTION AGREEMENT

         This Agreement adopting the GFC Financial Corporation Capital Accumulation Plan established as of March 18, 1992 (hereinafter the "Plan") is made by Ambassador Factors Corporation (hereinafter the "Employer") and approved by GFC Financial Corporation (hereinafter "GFCFC") as of the date last set forth below.

                                    RECITALS

       WHEREAS, the Plan has been created to benefit certain Employees who are actively employed by GFC Financial Corporation and certain of its Affiliates; and

         WHEREAS, Employer, as an Affiliate, wishes its Employees to have the opportunity to participate in the Plan, effective as of the Commencement Date, set forth below;

         NOW, THEREFORE, in consideration of the agreements hereinafter recited and made, and for other good and valuable consideration, the receipt and sufficiency of which are by the parties hereby acknowledged, the Plan, by its Committee, GFCFC, and the Employer agree as follows:

                                   AGREEMENT

         1. Subject to the approval of the Chairman of Ambassador Factors Corporation and consistent with consistent with ERISA, and other applicable law, Employer shall participate in the Plan commencing on February 14, 1994 (hereinafter the "Commencement Date").

         2. For purposes of the Plan, the term Eligible Employee shall be as provided in the Plan, provided that the service of any Employee of the Employer who is an "Employee" within the meaning of Section 5.10(b) of the Stock Purchase Agreement among GFC Financial Corporation, Greyhound Financial Corporation and Fleet Financial Group, Inc. shall include eligibility service prior to February 14, 1994 with Fleet Factors Corp. and with any entity for which eligibility service is credited under the Fleet Financial Group, Inc. Savings Plan (the
"Fleet Plan") as adopted for employees of Fleet Factors Corp.

         3. For purposes of the Plan, the term Compensation shall be as provided in the Plan.

         4. The Employer may make contributions to the Trustee for the Accounts of its Eligible Employees who participate in the Plan at such times and in such amounts as are provided in the Plan and as are directed by the Committee.

         5. By execution of this Adoption Agreement, Employer agrees to be bound by all of the terms and conditions of the Plan and Trust which, by this reference are made a part hereof as if set forth in their entirety herein. The terms used in this Adoption Agreement shall have the same meaning as set forth in the Plan, unless expressly otherwise provided herein.

Signed this 14th day of February, 1994 by:

GFC Financial Corporation

By /s/ S. EICHENFIELD
  ------------------------------
  Chief Executive Officer

Ambassador Factors Corporation

By /s/ S. EICHENFIELD
  ------------------------------
  Chairman

GFC Financial Corporation Capital
Accumulation Plan

By /s/
  ------------------------------
  Committee Chairman

                           GFC FINANCIAL CORPORATION
                           CAPITAL ACCUMULATION PLAN
                               ADOPTION AGREEMENT

         This Agreement adopting the GFC Financial Corporation Capital Accumulation Plan established as of March 18, 1992 (the "Plan") is made by Wisconsin Hotel Operating Corporation (the "Employer") and approved by GFC Financial Corporation ("GFCFC") as of the date set forth below.

                                   RECITALS

         WHEREAS, the Plan has been created to benefit certain Employees who are actively employed by GFCFC and certain of its Affiliates; and

         WHEREAS, Employer, as an Affiliate, wishes its Employees to have the opportunity to participate in the Plan, effective as of the Commencement Date, set forth below;

         NOW, THEREFORE, in consideration of the agreements hereinafter recited and made, and for other good and valuable considerations, the receipt and sufficiency of which are by the parties hereby acknowledged, the Plan, by its Committee, GFCFC and Employer agree as follows:

                                  AGREEMENT

         1. Subject to the approval of the Chief Executive Officer of Wisconsin Hotel Operating Corporation and consistent with provisions of the Plan, ERISA, and other applicable law, Employer shall participate in the Plan commencing on July 16, 1993 (hereinafter the "Commencement Date").

         2. For purposes of the Plan, the term Eligible Employee shall be as provided in the Plan.

         3. For the purposes of the Plan, the term Compensation shall be as provided in the Plan.

         4. The Employer may make contributions to the Trustee for the Accounts of its Eligible Employees who participate in the Plan at such times and in such amounts as are provided in the Plan and as are directed by the Committee.

         5. By execution of this Adoption Agreement, Employer agrees to be bound by all of the terms and conditions of the Plan and Trust which, by this reference are made a part hereof as if set forth in their entirety herein. The terms used in this Adoption Agreement shall have the same meaning as set forth in the Plan, unless expressly otherwise provided herein.

Signed this 16th day of July, 1993 by:

GFC Financial Corporation

By /s/ S. EICHENFIELD
   ----------------------------------
         Chief Executive Officer

Wisconsin Hotel Operating Corporation

By  /s/ S. EICHENFIELD
   ----------------------------------
         Chief Executive Officer

GFC Financial Corporation Capital
Accumulation Plan

By  /s/
   ----------------------------------
         Committee Chairman

                           GFC FINANCIAL CORPORATION
                           CAPITAL ACCUMULATION PLAN
                               ADOPTION AGREEMENT

         This Agreement adopting the GFC Financial Corporation Capital Accumulation Plan established as of March 18, 1992 (the "Plan") is made by Greyhound Financial Capital Corporation (the "Employer") and approved by GFC Financial Corporation ("GFCFC") as of the date set forth below.

                                   RECITALS

         WHEREAS, the Plan has been created to benefit certain Employees who are activelyemployed by GFCFC and certain of its Affiliates; and

         WHEREAS, Employer, as an Affiliate, wishes its Employees to have the opportunity to participate in the Plan, effective as of the Commencement Date, set forth below;

         NOW, THEREFORE, in consideration of the agreements hereinafter recited and made, and for other good and valuable considerations, the receipt and sufficiency of which are by the parties hereby acknowledged, the Plan, by its Committee, GFCFC and Employer agree as follows:

                                  AGREEMENT

         1. Subject to the approval of the Chief Executive Officer of Greyhound Financial Capital Corporation and consistent with provisions of the Plan, ERISA, and other applicable law, Employer shall participate in the Plan commencing on February 1, 1993 (hereinafter the "Commencement Date").

         2. For purposes of the Plan, the term Eligible Employee shall be as provided in the Plan, provided that the service of any Employee of the Employer who is an "GFC Employee" within the meaning of Schedule 2.1 of the Stock Purchase Agreement among U.S. Bancorp, U.S. Bancorp Financial, Inc., and Greyhound Financial Corporation shall include eligibility service prior to January 14, 1994 with U.S. Bancorp Financial, Inc. and with any entity for which eligibility service is credited under the U.S. Bancorp Employee Investment Plan (the "Bancorp Plan") as adopted for employees of U.S. Bancorp Financial, Inc..

         3. For the purposes of the Plan, the term Compensation shall be as provided in the Plan.

         4. The Employer may make contributions to the Trustee for the Accounts of its Eligible Employees who participate in the Plan at such times and in such amounts as are provided in the Plan and as are directed by the Committee.

         5. By execution of this Adoption Agreement, Employer agrees to be bound by all of the terms and conditions of the Plan and Trust which, by this reference are made a part hereof as if set forth in their entirety herein. The terms used in this Adoption Agreement shall have the same meaning as set forth in the Plan, unless expressly otherwise provided herein.

Signed this 1st day of February, 1993 by:

GFC Financial Corporation

By /s/ S. EICHENFIELD
  ------------------------------
  Chief Executive Officer

Greyhound Financial Capital Corporation

By /s/ S. EICHENFIELD
  ------------------------------
  Chief Executive Officer

GFC Financial Corporation Capital
Accumulation Plan

By /s/
  ------------------------------
  Committee Chairman

                           GFC FINANCIAL CORPORATION
                           CAPITAL ACCUMULATION PLAN
                               ADOPTION AGREEMENT

         This Agreement adopting the GFC Financial Corporation Capital Accumulation Plan established as of March 18, 1992 by GFC Financial Corporation (the "Plan") is made by GFC Portfolio Services, Inc. (the "Employer") and approved by GFC Financial Corporation ("GFCFC") as of the date set forth below.

                                   RECITALS

         WHEREAS, the Plan has been created to benefit certain Employees who are actively employed by GFCFC and certain of its Affiliates; and

         WHEREAS, Employer, as an Affiliate, wishes its Employees to have the opportunity to participate in the Plan, effective as of the Commencement Date, set forth below;

         NOW, THEREFORE, in consideration of the agreements hereinafter recited and made, and for other good and valuable considerations, the receipt and sufficiency of which are by the parties hereby acknowledged, the Plan, by its Committee, GFCFC and Employer agree as follows:

                                  AGREEMENT

         1. Subject to the approval of the Chief Executive Officer of GFC Portfolio Services, Inc. and consistent with provisions of the Plan, ERISA, and other applicable law, Employer shall participate in the Plan commencing on June 1, 1993 (hereinafter the "Commencement Date").

         2. For purposes of the Plan, the term Eligible Employee shall be as provided in the Plan.

         3. For the purposes of the Plan, the term Compensation shall be as provided in the Plan.

         4. The Employer may make contributions to the Trustee for the Accounts of its Eligible Employees who participate in the Plan at such times and in such amounts as are provided in the Plan and as are directed by the Committee.

         5. By execution of this Adoption Agreement, Employer agrees to be bound by all of the terms and conditions of the Plan and Trust which, by this reference are made a part hereof as if set forth in their entirety herein. The terms used in this Adoption Agreement shall have the same meaning as set forth in the Plan, unless expressly otherwise provided herein.

Signed this 18th day of May, 1993 by:

GFC Financial Corporation

By  /s/ S. EICHENFIELD
   ---------------------------------
         Chief Executive Officer

GFC Portfolio Services, Inc.

By  /s/ S. EICHENFIELD
   ---------------------------------
         Chief Executive Officer

GFC Financial Corporation Capital
Accumulation Plan

By  /s/
   ---------------------------------
         Committee Chairman